________________________________________________________________

                            ASSET PURCHASE AGREEMENT



                                      among



                      LES EQUIPEMENTS SPORTIFS DAVTEC INC.,

                              USA SKATE CO., INC.,

                             USA SKATE CORPORATION,

                          CALIFORNIA PRO SPORTS, INC.,

                              RAWLINGS CANADA INC.

                                       and


                      RAWLINGS SPORTING GOODS COMPANY, INC.








                               September 10, 1997
        ________________________________________________________________


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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I - PURCHASE OF ASSETS AND ASSUMPTION OF LIABILITIES...................1
   1.1  USA Skate Assets.......................................................1
   1.2  Davtec Assets..........................................................4
   1.3  Assumed Liabilities....................................................6

ARTICLE II - CLOSING...........................................................7

ARTICLE III - PURCHASE PRICES..................................................7

   3.1  USA Skate Purchase Price; Adjustment...................................7
   3.2  Davtec Purchase Price; Adjustment......................................9
   3.3  Davtec Intellectual Property Purchase Price...........................10
   3.4  Determination of Net Assets...........................................11
   3.5  Allocation of Purchase Price..........................................12
   3.6  Proration of Taxes....................................................12
   3.7  Transfer Taxes........................................................13

ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF SELLERS
   AND STOCKHOLDER............................................................13

   4.1  Organization and Qualification........................................13
   4.2  Authorization.........................................................13
   4.3  Subsidiaries and Affiliates...........................................14
   4.4  Financial Statements..................................................14
   4.5  Absence of Certain Changes or Events..................................15
   4.6  Title to Assets.......................................................16
   4.7  Inventory.............................................................18
   4.8  Accounts Receivable...................................................18
   4.9  Contracts.............................................................18
   4.10 Taxes.................................................................19
   4.11 Adequate Facilities and Rights........................................20
   4.12 Intellectual Property.................................................20
   4.13 No Breach of Statute, Decree, or Order................................20
   4.14 Litigation............................................................21
   4.15 Employee Benefit Plans................................................21
   4.16 Insurance Policies....................................................22
   4.17 Product Warranties, Product Return Policies and Service Warranties....22
   4.18 Operating Licenses and Permits........................................22
   4.19 Assets in Good Repair.................................................23
   4.20 Environmental Matters.................................................23

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   4.21 Labor Disputes........................................................27
   4.22 Customers and Suppliers...............................................27
   4.23 Workers' Compensation.................................................27
   4.24 Employment Matters....................................................27
   4.25 Unions and Labor Practices............................................28
   4.26 Broker for Sellers....................................................29
   4.27 Organization and Qualification of Guarantors..........................29
   4.28 Authorization of Guarantors...........................................29
   4.29 Accuracy of Statements................................................30
   4.30 Survival..............................................................30

ARTICLE V - REPRESENTATIONS AND WARRANTIES OF BUYERS..........................30

   5.1  Organization and Qualification........................................30
   5.2  Authorization.........................................................30
   5.3  Due Diligence.........................................................31
   5.4  Broker for Buyers.....................................................31
   5.5  Accuracy of Statements................................................31
   5.6  Survival..............................................................31

ARTICLE VI - COVENANTS........................................................31

   6.1  Buyers' Right to Inspect Assets.......................................31
   6.2  Conduct of Sellers Before the Closing.................................32
   6.3  Bulk Sales Compliance.................................................33
   6.4  Confidential Information..............................................34
   6.5  Agreement Not to Compete..............................................34
   6.6  Remedy at Law Inadequate..............................................34
   6.7  Non-Transferred Contracts.............................................34
   6.8  Sellers' Right to Sell Remaining Assets...............................35
   6.9  Buyers' Performance of Assumed Liabilities............................35
   6.10 Access to Books, Records and Documents................................35

ARTICLE VII - TITLE AND SURVEYS...............................................35

   7.1  Title Opinion.........................................................35
   7.2  Survey................................................................36

ARTICLE VIII - BUYERS' CONDITIONS TO CLOSING..................................36

   8.1  Continued Truth of Warranties.........................................36
   8.2  Performance of Covenants..............................................36
   8.3  Damages by Casualty or Otherwise......................................36
   8.4  No Adverse Change.....................................................37
   8.5  Permits...............................................................37

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   8.6  Litigation............................................................37
   8.7  Security Interests Released...........................................37
   8.8  Title to Names........................................................37
   8.9  Insider Loans.........................................................37
   8.10 No Legal Hypothecs....................................................37
   8.11 Release of Payables Owing to Stockholders.............................37
   8.12 Transfer of Assets to Davtec..........................................37
   8.13 Anjou Sublease........................................................38
   8.14 Due Diligence Investigation...........................................38
   8.15 Tax Clearance Certificates............................................38
   8.16 Section 116 Affidavit.................................................38
   8.17 Key Employees.........................................................38
   8.18 Estoppel Certificates.................................................38
   8.19 Canadian Title Requirements...........................................38
   8.20 Escrow Agreement......................................................38
   8.21 Lock Box Agreement....................................................38
   8.22 Legal Opinion.........................................................38
   8.23 Guaranty..............................................................38
   8.24 Certificate...........................................................39

ARTICLE IX - SELLERS' AND STOCKHOLDERS' CONDITIONS TO CLOSING.................39

   9.1  Continued Truth of Warranties.........................................39
   9.2  Performance of Covenants..............................................39
   9.3  Permits...............................................................39
   9.4  Litigation............................................................39
   9.5  Escrow Agreement......................................................39
   9.6  Legal Opinion.........................................................39
   9.7  Termination of Hodgins Employment Agreement...........................39
   9.8  Certificate...........................................................39

ARTICLE X - ACTIONS TO BE TAKEN AT CLOSING; POST-CLOSING COVENANTS............40

   10.1 Actions to be taken at Closing by Sellers and Stockholders............40
   10.2 Actions to be taken at Closing by Buyer...............................41
   10.3 Post-Closing Cooperation..............................................42

ARTICLE XI - INDEMNIFICATION..................................................43

   11.1 Indemnification.......................................................43
   11.2 Notice of, and Procedures for, Collecting Indemnification.............46

ARTICLE XII - MISCELLANEOUS...................................................47

   12.1 Notices...............................................................47

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   12.2  Amendment............................................................48
   12.3  Counterparts.........................................................48
   12.4  Binding on Successors and Assigns....................................48
   12.5  Severability.........................................................48
   12.6  Waivers..............................................................48
   12.7  Publicity............................................................48
   12.8  Headings.............................................................49
   12.9  Expenses.............................................................49
   12.10 Sellers Solidarily Liable............................................49
   12.11 Entire Agreement; Law Governing......................................49

                                    EXHIBITS

   Exhibit A  Escrow Agreement
   Exhibit B  Sellers' Opinion
   Exhibit C  Guaranty
   Exhibit D  Buyers' Opinion
   Exhibit E  Bill of Sale and Assignment
   Exhibit F  Deed of Transfer
   Exhibit G  Assumption Agreement

                                    SCHEDULES

   1.1(a)(i)  Excluded USA Skate Inventory
   1.1(a)(ii) Excluded USA Skate Accounts Receivable
   1.1(a)(iii)USA Skate Property, Plant and Equipment
   1.1(a)(iv) USA Skate Contracts
   1.1(a)(v)  USA Skate Software
   1.1(a)(vi) USA Skate Intellectual Property
   1.2(a)(i)  Excluded Davtec Inventory
   1.2(a)(ii) Excluded Davtec Accounts Receivable
   1.2(a)(iii)Davtec Equipment
   1.2(a)(iv) Davtec Vehicles
   1.2(a)(v)  Daveluyville Property
   1.2(a)(vi) Davtec Contracts
   1.2(a)(vii)Davtec Software
   1.2(c)     Davtec Intellectual Property
   1.3(a)     USA Skate Assumed Liabilities
   1.3(b)     Davtec Assumed Liabilities
   4.1        Foreign Qualifications
   4.2        Required Consents
   4.4        Financial Statements
   4.5        Significant Corporate Events
   4.6        Leased Assets
   4.6(b)     Permitted Encumbrances

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   4.7        Inventory On Consignment
   4.8        Accounts Receivable in Dispute
   4.9        Labor Contracts
   4.10       Exceptions to Taxes; Audits
   4.13       Breach of Statute, Decree or Order
   4.14       Litigation
   4.15       Employee Benefits Plans
   4.16       Insurance Policies
   4.17       Product Warranties, Product Return Policies and Service Warranties
   4.18       Operating Licenses and Permits
   4.19       Assets Not in Good Repair
   4.20       Environmental Matters
   4.22       Material Customers and Suppliers
   4.24       Employees
   4.25       Unions and Labor Practices

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                                        v

                            ASSET PURCHASE AGREEMENT
                            ------------------------


          THIS ASSET PURCHASE AGREEMENT (this "AGREEMENT") is made and entered into this 10th day of September, 1997, by and among LES EQUIPEMENTS SPORTIFS DAVTEC INC., a Canadian corporation ("DAVTEC"), USA SKATE CO., INC., a New York corporation and a stockholder of Davtec ("USA SKATE;" hereinafter Davtec and USA Skate are sometimes referred to individually as a "SELLER" and collectively as "SELLERS"), USA SKATE CORPORATION, a Delaware corporation and the sole stockholder of USA Skate ("SKATE CORP."), CALIFORNIA PRO SPORTS, INC., a Delaware corporation and the majority stockholder of Skate Corp. ("CAL PRO;" hereinafter Skate Corp. and Cal Pro are sometimes referred to individually as a "STOCKHOLDER" and collectively as "STOCKHOLDERS"), RAWLINGS CANADA INC., a Nova Scotia corporation ("RAWLINGS CANADA"), and RAWLINGS SPORTING GOODS COMPANY, INC., a Delaware corporation and the sole stockholder of Rawlings Canada ("RAWLINGS;" hereinafter Rawlings Canada and Rawlings are sometimes referred to individually as a "BUYER" and collectively as "BUYERS").

                                   WITNESSETH:

          WHEREAS, Sellers are in the business of manufacturing, sourcing and distributing the Victoriaville, Vic and McMartin product lines of hockey sticks, skates, protective equipment and other hockey equipment (the "BUSINESS"); and

          WHEREAS, Sellers desire to sell to Buyers certain of their properties and assets relating to the Business, and Buyers desire to purchase such properties and assets, all upon the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and the payments, mutual promises, agreements, warranties and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

          PURCHASE OF ASSETS AND ASSUMPTION OF LIABILITIES.

          1.1 USA SKATE ASSETS.

               (a) Subject to the terms and conditions hereof, including without limitation SECTION 1.1(b) hereof, and subject to the representations and warranties made herein, on the Closing Date, as hereinafter defined, USA Skate shall validly sell, assign, transfer, grant, bargain, deliver and convey to Rawlings its entire right, title and interest in and to the following assets (the "USA SKATE ASSETS"):

                    (i)  All  of  USA  Skate's  inventory,   including  all  raw
     materials,   work  in  process,  finished  goods,  packaging  and  shipping

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     supplies,  maintenance  items,  spare parts,  and all other  materials  and supplies on hand at or in transit to USA Skate's Commack, New York facility (the "NEW YORK FACILITY"), relating to the Business, other than the inventory set forth on SCHEDULE 1.1(a)(i) (the "USA SKATE INVENTORY");

                    (ii) All of USA Skate's accounts receivable, trade accounts and other trade debts due Seller (and the benefit of all liens and litigation relating thereto) relating to the Business, other than the accounts receivable set forth on SCHEDULE 1.1(a)(ii) (the "USA SKATE ACCOUNTS RECEIVABLE");

                    (iii) All of USA Skate's machinery, equipment, furniture, furnishings, fixtures, accessories, computers and computing equipment relating to the Business, including but not limited to the equipment set forth on SCHEDULE 1.1(a)(iii) and all equipment located at the New York Facility (the "USA SKATE PROPERTY, PLANT AND EQUIPMENT");

                    (iv) The full benefit of (i) all purchase orders to USA Skate relating to the Business, (ii) the contracts, agreements and leases set forth on SCHEDULE 1.1(a)(iv), and (iii) all of USA Skate's transferable licenses, quotas, consents, permits and approvals relating to the Business (the "USA SKATE CONTRACTS");

                    (v) All copies, both in machine-readable and (to the extent they exist) in human-readable form, of all computer programs and software (whether stored on hard or floppy disks or other media), and all interests therein or rights thereto owned by USA Skate or to which it is entitled by license or otherwise, together with the media on which such software and programs are stored, and all documents and information relating to any of the foregoing, relating to the Business, including but not limited to the software and other items set forth on SCHEDULE 1.1(a)(v);

                    (vi) All of USA Skate's foreign and domestic patents, patent applications, utility and design model registrations and applications therefor, international priority rights, trademarks and service marks (registered or unregistered), trademark and service mark applications, trade names, service marks, trade dress, copyrights, copyright applications, intellectual designs, formulas, know-how, trade secrets, technical and manufacturing processes and information, operating techniques and procedures, engineering data and plans including mold and manufacturing drawings, assembly and installation drawings, blueprints, procurement specifications, and engineering and performance specifications, as well as any marketing materials and information including marketing plans, surveys and strategies, promotional concepts, artwork, photographs, brochures, print, television and radio advertising, product packaging and packaging


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     design and other  intellectual  property,  together with the benefit of all licenses granted by or to USA Skate in respect of any of the foregoing and all rights to sue for past infringement of any of the foregoing and all goodwill associated with the foregoing, relating to the Business, including but not limited to the patents, trademarks, trade names and other intellectual property set forth on SCHEDULE 1.1(a)(vi) (the "USA SKATE INTELLECTUAL PROPERTY");

                    (vii) All of USA Skate's books, records, books of account, sales and purchase records, lists of customers and prospects, lists of suppliers, product information, pricing information, operations information, government inspection reports, waste monitoring reports, and all other documents, files, records and other data and information of USA Skate (whether stored on hard or floppy disks or other media), relating to the Business, but excluding all of USA Skate's tax return files and working papers relating thereto, corporate minutes, stock records and related materials, and books and records relating to USA Skate's assets which are not being purchased pursuant to this Agreement; and

                    (viii) Except as specifically excluded in this SECTION 1.1(a) or SECTION 1.1(b) hereof, all of USA Skate's other property, assets and rights relating to the Business.

               (b) Notwithstanding the provisions of SECTION 1.1(a) hereof, the USA Skate Assets shall not include the following assets:

                    (i) Any and all of USA Skate's cash, cash-equivalents and investment securities on hand and in banks and other depositories;

                    (ii) Any and all capital stock of Amskate Holding Ltd.;

                    (iii) Any and all of USA Skate's prepaid expenses;

                    (iv) Any and all real property to which USA Skate holds fee simple title;

                    (v) Any and all of USA Skate's contracts, agreements and leases not described in clauses (i) or (iii) of SECTION 1.1(a)(iv) or not set forth on SCHEDULE 1.1(a)(iv) OR SCHEDULE 4.9;

                    (vi) Any and all United States federal or state income tax refunds to USA Skate attributable to any period ending on or before the Closing Date; and

                    (vii) Any and all of USA Skate's legal defenses, set-offs, and insurance or similar claims attributable to any period ending on or before the Closing Date or relating to USA Skate's assets which are not being purchased pursuant to this Agreement.


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          1.2 DAVTEC ASSETS

               (a) Subject to the terms and conditions hereof, including without limitation SECTION 1.2 (b) hereof, and subject to the representations and warranties made herein, on the Closing Date Davtec shall validly sell, assign, transfer, grant, bargain, deliver and convey to Rawlings Canada its entire right, title and interest in and to the following assets (the "DAVTEC ASSETS"):

                    (i) All of Davtec's inventory, including all raw materials, work in process, finished goods, packaging and shipping supplies, maintenance items, spare parts, rework shafts and all other materials and supplies on hand at or in transit to Davtec's Daveluyville, Quebec, Kirkland, Quebec, Anjou, Quebec and London, Ontario facilities (the "CANADIAN FACILITIES") relating to the Business, other than the inventory set forth on SCHEDULE 1.2(a)(i) (the "DAVTEC INVENTORY.;" hereinafter the USA Skate Inventory and the Davtec Inventory are referred to collectively as the "INVENTORY");

                    (ii) All of Davtec's accounts receivable, trade accounts and other trade debts due Seller (and the benefit of all liens and litigation relating thereto) relating to the Business, other than the accounts receivable set forth on SCHEDULE 1.2(a)(ii) (the "DAVTEC ACCOUNTS RECEIVABLE;" hereinafter the USA Skate Accounts Receivable and the Davtec Accounts Receivable are referred to collectively as the "ACCOUNTS RECEIVABLE");

                    (iii) All of Davtec's machinery, equipment, molds, tools, furniture, furnishings, fixtures, accessories, computers and computing equipment relating to the Business, including but not limited to the equipment set forth on SCHEDULE 1.2(a)(iii) and all equipment located at the Canadian Facilities (the "DAVTEC EQUIPMENT;" hereinafter the USA Skate Equipment and the Davtec Equipment are referred to collectively as the "EQUIPMENT");

                    (iv) Davtec's automobiles, trucks, vans, trailers and other vehicles and mobile equipment set forth on SCHEDULE 1.2(a)(iv) (the "DAVTEC VEHICLES");

                    (v) The real property located in Daveluyville, Quebec and more particularly described on SCHEDULE 1.2(a)(v) and all improvements thereon (the "DAVELUYVILLE PROPERTY;" hereinafter the Davtec Equipment, the Davtec Vehicles and Daveluyville Property are referred to collectively as the "DAVTEC PROPERTY, PLANT AND EQUIPMENT," and the USA Skate Property, Plant and Equipment and the Davtec Property, Plant and Equipment are referred to collectively as the "PROPERTY, PLANT AND EQUIPMENT");

                    (vi) The full benefit of (i) all purchase orders to Davtec relating to the Business, (ii) the contracts, agreements and leases set forth on SCHEDULE 1.2(a)(vi), and (iii) all of Davtec's transferable licenses, quotas, consents, permits and approvals relating to the Business (the "DAVTEC CONTRACTS;" hereinafter the USA Skate Contracts and the Davtec Contracts are referred to collectively as the "CONTRACTS");

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                                        4

                    (vii) All copies, both in machine-readable and (to the extent they exist) in human-readable form, of all computer programs and software (whether stored on hard or floppy disk or other media) and all interests therein or rights thereto owned by Davtec or to which it is entitled by license or otherwise, together with the media on which such software and programs are stored, and all documents and information relating to any of the foregoing, relating to the Business, including but not limited to the software and other items set forth on SCHEDULE 1.2(a)(vii);

                    (viii) All of Davtec's books, records, books of account, sales and purchase records, lists of customers and prospects, lists of suppliers, product information, pricing information, operations information, government inspection reports, waste monitoring reports, and all other documents, files, records and other data and information of Davtec (whether stored on hard or floppy disks or other media), relating to the Business, but excluding all of Davtec's tax return files and working papers relating thereto, corporate minutes, stock records and related materials, and books and records relating to Davtec's assets which are not being purchased pursuant to this Agreement; and

                    (ix) Except for the Davtec Intellectual Property (as hereinafter defined), all of Davtec's goodwill relating to the Business and as specifically excluded in SECTION 1.2(a) OR SECTION 1.2(b) hereof all of Davtec's other property, assets and rights relating to the Business.

               (b) Notwithstanding the provisions of SECTION 1.2(a) hereof, the Davtec Assets shall not include the following assets:

                    (i) Any and all of Davtec's cash, cash-equivalents and investment securities on hand and in banks and other depositories;

                    (ii) Any and all of Davtec's prepaid expenses;

                    (iii) Any and all real property to which Davtec holds fee simple title, other than the Daveluyville Property;

                    (iv) Any and all of Davtec's contracts, agreements and leases not described in clauses (i) or (iii) of SECTION 1.2(a)(vi) or not set forth on SCHEDULE 1.2(a)(vi) or SCHEDULE 4.9;

                    (v) Any and all Canadian federal or provincial research and development refunds to Davtec attributable to any period ending on or before the Closing Date;

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

                    (vi) Any and all of Davtec's legal defenses, set-offs, and insurance or similar claims attributable to any period ending on or before the Closing Date or relating to Davtec's assets which are not being purchased pursuant to this Agreement; and

                    (vii) Any and all capital stock of 811300 Ontario Inc.

               (c) Subject to the terms and conditions hereof, and subject to the representations and warranties made herein, on the Closing Date Davtec shall validly sell, assign, transfer, grant, bargain, deliver and convey to Rawlings its entire right, title and interest in and to all of (i) Davtec's foreign and domestic patents, patent applications, utility and design model registrations and applications therefor, international priority rights, trademarks and service marks (registered or unregistered), trademark and service mark applications, trade names, service marks, trade dress, copyrights, copyright applications, intellectual designs, formulas, know-how, trade secrets, technical and manufacturing processes and information, operating techniques and procedures, engineering data and plans including mold and manufacturing drawings, assembly and installation drawings, blueprints, procurement specifications, and engineering and performance specifications, as well as any marketing materials and information including marketing plans, surveys and strategies, promotional concepts, artwork, photographs, brochures, print, television and radio advertising, product packaging and packaging design, and other intellectual property, together with the benefit of all licenses granted by or to Davtec in respect of any of the foregoing and all rights to sue for past infringement of any of the foregoing and all goodwill associated with the foregoing, relating to the Business, including but not limited to the patents, trademarks, trade names and other intellectual property set forth on SCHEDULE 1.2(c) and (ii) Davtec's goodwill relating to the Business (the items described in clauses (i) and (ii) of this SECTION 1.2(c) are collectively referred to in this Agreement as the "DAVTEC INTELLECTUAL PROPERTY;" hereinafter the USA Skate Intellectual Property and the Davtec Intellectual Property are referred to collectively as the "INTELLECTUAL PROPERTY" and the USA Skate Assets, Davtec Assets and Intellectual Property are referred to collectively as the "ASSETS").

          1.3 ASSUMED LIABILITIES.

               (a) Subject to the terms and conditions of this Agreement, Rawlings shall, as of the Closing Date, assume and agree to discharge the trade payables of USA Skate on hand at the Closing Date or received by Buyers within 40 days of the Closing Date relating to products received by or services performed for USA Skate before the Closing Date (the "USA SKATE ACCOUNTS PAYABLE"), the accrued liabilities of USA Skate set forth in SCHEDULE 1.3(a) (the "USA SKATE ACCRUED LIABILITIES"), and the obligations and liabilities which arise after the Closing Date and under the USA Skate Contracts which, but for the assignment of the Contracts to Rawlings pursuant to this Agreement, would have been obligations or liabilities of USA Skate. Notwithstanding the foregoing, the USA Skate Accounts Payable and the USA Skate Accrued Liabilities shall not include any trade payable or accrued liability to any affiliate or related party of USA Skate or Davtec, accrued interest or any debit balance with respect to a payable.

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

               (b) Subject to the terms and conditions of this Agreement, Rawlings Canada shall, as of the Closing Date, assume and agree to discharge the trade accounts payable of Davtec on hand at the Closing Date or received by Buyers within 40 days of the Closing Date relating to products received by or services performed for Davtec before the Closing Date (the "DAVTEC ACCOUNTS PAYABLE;" hereinafter the USA Skate Accounts Payable and the Davtec Accounts Payable are referred to collectively as the "ACCOUNTS PAYABLE"), the accrued liabilities of Davtec set forth of SCHEDULE 1.3(b) (the "DAVTEC ACCRUED LIABILITIES;" hereinafter the USA Skate Accrued Liabilities and Davtec Accrued Liabilities are referred to collectively as the "ACCRUED LIABILITIES"), and the obligations and liabilities which arise after the Closing Date under the Davtec Contracts and which, but for the assignment of the Davtec Contracts to Rawlings Canada pursuant to this Agreement, would have been obligations or liabilities of Davtec. Notwithstanding the foregoing, the Davtec Accounts Payable and the Davtec Accrued Liabilities shall not include any trade payable or accrued liability to any affiliate or other related party of Davtec or USA Skate, accrued interest or any debit balance with respect to a payable.

               (c) Except for the liabilities and obligations assumed by Buyers pursuant to SECTIONS 1.3(a) AND (b) (collectively, the "ASSUMED LIABILITIES"), any and all obligations and liabilities of Sellers or Stockholders, whether accrued or contingent or due or not due, shall be and remain the sole obligations and liabilities of Sellers and Stockholders, respectively, to pay and discharge, and Buyers shall not be obligated in any respect therefor.

                                   ARTICLE II

                                     CLOSING

          The closing of the transactions contemplated by this Agreement (the "CLOSING") shall take place at 10:00 a.m. on September 11, 1997 (the "CLOSING DATE"), at the office of Stinson, Mag & Fizzell, P.C., 100 South Fourth Street, St. Louis, Missouri 63102, or at such other time and place as the parties shall mutually agree upon.

                                   ARTICLE III

                                 PURCHASE PRICES

          3.1 USA SKATE PURCHASE PRICE; ADJUSTMENT.

               (a) USA SKATE PURCHASE PRICE. The total consideration for the USA Skate Assets and the USA Skate Assumed Liabilities (the "USA SKATE PURCHASE PRICE"), upon the terms and subject to the conditions of this Agreement, shall be $10,140,922, plus or minus the difference between the USA Skate Net Assets (as defined in SECTION 3.4) and $3,279,732. At Closing, as payment of an estimated amount of the USA Skate Purchase Price, Rawlings shall (i) pay $9,390,922 (the "USA SKATE CLOSING CONSIDERATION") to USA Skate by certified or bank cashier's check payable to the order of USA Skate or by wire transfer to the account designated in writing by USA Skate to Rawlings at least 48 hours before the Closing, (ii) deposit $250,000 (the "USA SKATE ADJUSTMENT DEPOSIT") in escrow pursuant to an escrow agreement in the form of EXHIBIT A attached

23063 v7
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

hereto (the "ESCROW AGREEMENT") as a source for the payment of any adjustment to the USA Skate Purchase Price and (iii) deposit $500,000 in escrow pursuant to the Escrow Agreement as a source for the payment of any indemnification hereunder. The balance of the USA Skate Purchase Price, or any refund of the USA Skate Purchase Price, shall be paid in accordance with SECTION 3.1(b).

               (b) ADJUSTMENT OF THE USA SKATE PURCHASE PRICE.

                    (i) As of the close of business on the day immediately preceding the Closing Date, or at such other date and time as Rawlings and USA Skate shall agree upon, Rawlings and USA Skate, or their representatives, shall commence an accounts receivable verification, a physical inventory, and such other audit procedures as they shall agree are appropriate to determine the USA Skate Net Assets in accordance with
     SECTION 3.4. Rawlings shall not remove any USA Skate tangible assets from the New York Facility until the agreed upon audit procedures for such tangible assets have been completed. Within forty-five (45) days of the Closing Date, Rawlings or its representatives shall prepare and deliver to USA Skate a statement, prepared in accordance with SECTION 3.4, setting forth its determination of the USA Skate Net Assets, together with all of Rawlings' related work papers. If USA Skate shall disagree in any respect with Rawlings' determination of the USA Skate Net Assets, it shall notify Rawlings of the items in dispute and the reasons therefor within twenty
     (20) days of the giving by Rawlings to USA Skate of its determination of the USA Skate Net Assets, and the parties shall meet promptly thereafter to resolve any differences. If Rawlings and USA Skate are unable to resolve any such dispute within fifteen (15) days of the giving by USA Skate to Rawlings of notice of the dispute, the disputed items shall be referred to Price Waterhouse LLP (the "THIRD PARTY ACCOUNTANTS") for an opinion with respect to such dispute, which opinion shall be delivered to Rawlings and USA Skate within thirty (30) days of the referral to the Third Party Accountants and shall be final and binding on the parties hereto. Rawlings and USA Skate shall each pay that proportion of the fees and expenses of the Third Party Accountants as shall equal the proportion that the aggregate amount in dispute awarded to it by the Third Party Accountants bears to the aggregate amount in dispute.

                    (ii) If the USA Skate Net Assets equal $3,279,732, then Rawlings and USA Skate shall instruct the escrow agent under the Escrow Agreement (the "ESCROW AGENT") to, first, disburse $238,000 (or such other amount as Rawlings and USA Skate shall agree to) to Cortina International and, second, disburse the balance of the USA Skate Adjustment Deposit, if any, to USA Skate.

                    If the USA Skate Net Assets exceed $3,279,732, then (i) Rawlings and USA Skate shall instruct the Escrow Agent to, first, disburse $238,000 (or such other amount as Rawlings and USA Skate shall agree to) to Cortina International and, second, disburse the balance of the USA Skate Adjustment, if any, to USA Skate, and (ii) Rawlings shall pay the difference between the USA Skate Net Assets and $3,279,732 to USA Skate.

23063 v7

                    If $3,279,732 exceeds the USA Skate Net Assets, (i) Rawlings and USA Skate shall instruct the Escrow Agent to, first, disburse from the USA Skate Adjustment Deposit the amount by which $3,279,732 exceeds the USA Skate Net Assets to Rawlings and, second, disburse the balance of the USA Skate Adjustment Deposit, if any, to USA Skate, and (ii) if $3,279,732
     exceeds the USA Skate Net Assets by more than the USA Skate Adjustment Deposit, USA Skate also shall pay to Rawlings the difference between (x) the amount by which $3,279,732 exceeds the USA Skate Net Assets less (y) the USA Skate Adjustment Deposit.

                    (iii) Any instructions to the Escrow Agent and any payment made pursuant to this SECTION 3.1(b) shall be given or made within five (5) days of the determination of the USA Skate Net Assets pursuant to this
     SECTION  3.1(b).  Any  disbursement  by the Escrow  Agent  pursuant to this
     SECTION 3.1(b) shall include interest and all other earnings accrued on the disbursement.

          3.2 DAVTEC PURCHASE PRICE; ADJUSTMENT.

               (a) DAVTEC PURCHASE PRICE. The total consideration for the Davtec Assets and the Davtec Assumed Liabilities (the "DAVTEC PURCHASE PRICE"), upon the terms and subject to the conditions of this Agreement, shall be C$5,793,363, plus or minus the difference between the Davtec Net Assets (as defined in SECTION 3.4) and C$5,793,363. At Closing, as payment of an estimated amount of the Davtec Purchase Price, Rawlings Canada shall (i) pay C$5,446,767 (the "DAVTEC CLOSING CONSIDERATION") to Davtec by certified or bank cashier's check payable to the order of Davtec or by wire transfer to the account designated in writing by Davtec to Rawlings Canada at least 48 hours before the Closing and
(ii) deposit C$346,596 (the "DAVTEC ADJUSTMENT DEPOSIT") in escrow pursuant to the Escrow Agreement as a source for the payment of any adjustment to the Davtec Purchase Price. The balance of the Davtec Purchase Price, or any refund of the Davtec Purchase Price, shall be paid in accordance with SECTION 3.2(b).

               (b) ADJUSTMENT OF THE DAVTEC PURCHASE PRICE.

                    (i) As of the close of business on the day immediately preceding the Closing Date, or at such other date and time as Rawlings Canada and Davtec shall agree upon, Rawlings Canada and Davtec, or their representatives, shall conduct an accounts receivable verification, a physical inventory, and such other audit procedures as they shall agree are appropriate to determine the Davtec Net Assets in accordance with SECTION
     3.4. Within forty-five (45) days of the Closing Date, Rawlings Canada or its representatives shall prepare and deliver to Davtec a statement, prepared in accordance with SECTION 3.4, setting forth its determination of the Davtec Net Assets, together with all of Rawlings Canada's related work papers. If Davtec shall disagree in any respect with Rawlings Canada's determination of the Davtec Net Assets, it shall notify Rawlings Canada of the items in dispute and the reasons therefor within twenty (20) days of the giving by Rawlings Canada to Davtec of its determination of the Davtec Net Assets, and the parties shall meet promptly thereafter to resolve any differences. If Rawlings Canada and Davtec are unable to resolve any such

23063 v7
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


     dispute within fifteen (15) days of the giving by Davtec to Rawlings Canada of notice of the dispute, the disputed items shall be referred to the Third Party Accountants for an opinion with respect to such dispute, which opinion shall be delivered to Rawlings Canada and Davtec within thirty (30) days of the referral to the Third Party Accountants and shall be final and binding on the parties hereto. Rawlings Canada and Davtec shall each pay that proportion of the fees and expenses of the Third Party Accountants as shall equal the proportion that the aggregate amount in dispute awarded to it by the Third Party Accountants bears to the aggregate amount in dispute.



                    (ii) If the Davtec Net Assets equal C$5,793,363, then Rawlings Canada and Davtec shall instruct the Escrow Agent to, first, disburse $238,000 (or such other amount as Rawlings Canada and Davtec shall agree to) to Cortina International and, second, disburse the balance of the Davtec Adjustment Deposit, if any, to Davtec.

                    If the Davtec Net Assets exceed C$5,793,363, then (i) Rawlings Canada and Davtec shall instruct the Escrow Agent to, first, disburse $238,000 (or such other amount as Rawlings Canada and Davtec shall agree to) to Cortina International and, second, disburse the balance of the Davtec Adjustment, if any, to Davtec, and (ii) Rawlings Canada shall pay the difference between the Davtec Net Assets and C$5,793,363 to Davtec.

                    If C$5,793,363 exceeds the Davtec Net Assets, (i) Rawlings Canada and Davtec shall instruct the Escrow Agent to, first, disburse from the Davtec Adjustment Deposit the amount by which C$5,793,363 exceeds the Davtec Net Assets to Rawlings Canada and, second, disburse the balance of the Davtec Adjustment Deposit, if any, to Davtec, and (ii) if C$5,793,363 exceeds the Davtec Net Assets by more than the Davtec Adjustment Deposit, Davtec also shall pay to Rawlings Canada the difference between (x) the amount by which C$5,793,363 exceeds the Davtec Net Assets less (y) the Davtec Adjustment Deposit.

                    (iii) Any instructions to the Escrow Agent and any payment made pursuant to this SECTION 3.2(b) shall be given or made within five (5) days of the determination of the Davtec Net Assets pursuant to this SECTION 3.2(b). Any disbursement by the Escrow Agent pursuant to this SECTION
     3.2(b) shall include interest and all other earnings accrued on the disbursement.

          3.3 DAVTEC INTELLECTUAL PROPERTY PURCHASE PRICE. The total consideration for the Davtec Intellectual Property, upon the terms and subject to the conditions of this Agreement, shall be C$250,000 (the "DAVTEC INTELLECTUAL PROPERTY PURCHASE PRICE"). At Closing, Rawlings shall pay the Davtec Intellectual Property Purchase Price to Davtec by certified or bank cashier's check payable to the order of Davtec or by wire transfer to the account designated in writing by Davtec to Rawlings at least 48 hours before the Closing.

23063 v7
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

          3.4 DETERMINATION OF NET ASSETS. As used in this Agreement,

               (a) "USA SKATE NET ASSETS" shall mean the book value as of the Closing Date of the USA Skate Accounts Receivable, plus the USA Skate Inventory, plus the USA Skate Property, Plant and Equipment, less the USA Skate Accounts Payable, less the USA Skate Accrued Liabilities, and

               (b) "DAVTEC NET ASSETS" shall mean the book value as of the Closing Date of the Davtec Accounts Receivable, plus the Davtec Inventory, plus the Davtec Property, Plant and Equipment, less the Davtec Accounts Payable, less the Davtec Accrued Liabilities, all determined in accordance with United States generally accepted accounting principles, except that:

                    (i) The value of the Accounts Receivable (other than Accounts Receivable outstanding sixty or more days as of the Closing Date which are not collected by Buyers within the forty days following the Closing Date (the "UNCOLLECTED RECEIVABLES")) shall equal 95% of the book value of such Accounts Receivable. The value of the Uncollected Receivables shall be zero. Sellers and Stockholders shall promptly pay and, with respect to any Account Receivable received by a lock box maintained on behalf of Sellers or Stockholders, shall cause their lenders to promptly pay to the appropriate Buyer any Account Receivable received by Sellers or Stockholders (including any Account Receivable received by a lock box maintained on behalf of Sellers or Stockholders) after the Closing. On the date(s) the Escrow Agent distributes the USA Skate Adjustment Deposit and the Davtec Adjustment Deposit pursuant to the Escrow Agreement, Buyers shall assign the Uncollected Receivables to USA Skate and Davtec, as applicable. Buyers shall promptly pay to the appropriate Seller (i) any account receivable owing to Sellers collected by Buyers which is not included in the Accounts Receivable and (ii) any Uncollected Receivable assigned to Sellers pursuant to this SECTION 3.4(b)(i).

                    (ii) The quantity of the Inventory shall be determined by a physical inventory conducted jointly by the appropriate Buyer and Seller or their representatives as of the Closing Date. Inventory values shall be based upon the lower of cost determined on the first-in-first-out method or net realizable value. The net realizable value for rework shafts (which had a book value of C$138,515 as of June 30, 1997) shall be zero. The net realizable value for any inventory not in Sellers' current product line will be cost determined on a first-in-first-out method, except that the net realizable value of all lacrosse gloves, in-line skates and golf inventory shall equal 50% of cost determined on a first-in-first-out method (which values, as of June 30, 1997, were $7,565, $58,698 and $17,591 respectively).

                    (iii) The Property, Plant and Equipment shall be determined by a physical inventory of the items listed in SCHEDULES 1.1(a)(iii), 1.1(a)(iv), 1.2(a)(iii) AND 1.2(a)(iv) conducted jointly by the appropriate

23063 v7

     Buyer and Seller or their representatives as of the Closing Date. Property, Plant and Equipment values shall be adjusted from their book value for a valuation reserve determined in accordance with SFAS #121.

                    (iv) The Accounts Payable shall equal the unpaid bills on hand at the Closing Date or received by Buyers within 40 days of the Closing Date relating to products received by or services performed for Sellers before the Closing Date, and shall exclude all accounts payable to any affiliate or related party of a Seller, all interest payable, all debit balances with respect to any Account Payable and all other liabilities not related to the Assets.

                    (v) The Accrued Liabilities shall equal the liability as of the Closing Date for each of the liabilities outlined in SCHEDULE 1.3(a) and SCHEDULE 1.3(b) determined in accordance with generally accepted accounting principles, applied on a consistent basis. The Jon Hodgins employment agreement liability shall be deemed to be $160,000.

          3.5 ALLOCATION OF PURCHASE PRICE.

               (a) The USA Skate Purchase Price shall be allocated among the USA Skate Assets and USA Skate's agreement not to compete in accordance with an appraisal to be obtained by Rawlings and Section 1060 of the Internal Revenue Code of 1986, as amended (the "CODE"). USA Skate and Rawlings shall provide to the other all information appropriate to permit any party to make, in a timely manner, any filing appropriate under Section 1060 of the Code. USA Skate and Rawlings each shall make all required filings under the Code with respect to the allocation of the USA Skate Purchase Price.

               (b) The Davtec Purchase Price shall be allocated among the Davtec Assets and Davtec's agreement not to compete in accordance with an appraisal to be obtained by Rawlings Canada. Rawlings Canada and Davtec shall each execute and file a joint election under SECTION 22 of the Income Tax Act (Canada) and the corresponding provisions of any other applicable taxing statute or regulation, within the prescribed time periods, in respect of the Davtec Accounts Receivable. Buyers and Davtec agree to prepare and file their respective tax returns in a manner consistent with such elections and the allocation of the Davtec Purchase Price determined pursuant to this SECTION 3.5(b). Sellers jointly and severally shall indemnify and save harmless Buyers, and Buyers jointly and severally shall indemnify and save harmless Sellers, in respect of any liability, loss, cost, expense, additional tax, interest, penalty or legal or accounting fees paid or incurred by the indemnified party as a result of the failure of Sellers or Buyers (as the case may be) to perform their respective obligations pursuant to this SECTION.

          3.6 PRORATION OF TAXES. Sellers shall pay when due all sales, use, transfer and similar taxes arising out of the transactions contemplated hereunder. All other taxes against or in respect of the Assets, including real and personal property taxes, for the taxable period which includes the Closing Date shall be prorated between Buyers and Sellers as of the Closing Date. In the event the amount of such taxes or assessments cannot be ascertained as of the

23063 v7

Closing Date, proration shall be made on the basis of the preceding year, and, to the extent that such proration may be inaccurate, Sellers and Buyers agree to make such payment to the appropriate party after the tax statements have been received which are necessary to allocate such taxes properly between Sellers and Buyers as of the Closing Date. Sellers agree to pay such taxes and assessments when due, and Buyers' prorated portion thereof shall be paid by Buyers to Sellers upon Sellers' request therefor.

          3.7 TRANSFER TAXES. Davtec and Rawlings Canada shall jointly elect to have Section 167(1) of the Goods and Service Tax levied under Part IX of the Excise Tax Act, R.S.C., 1985, c.E-15 (together with the regulations promulgated thereunder, as amended or supplemented from time to time, the "Excise Tax Act") and Section 75.1 of the Act respecting the Quebec Sales Tax, R.S.Q., c.T-0.1 (together with the regulations promulgated thereunder, as amended or supplemented from time to time, the "Quebec Sales Tax Act") apply to the purchase and sale of the Davtec Assets pursuant to the provisions of this Agreement. Rawlings Canada shall file the joint elections in the manner and within the time prescribed by the Excise Tax Act and the Quebec Sales Tax Act.

                                   ARTICLE IV

           REPRESENTATIONS AND WARRANTIES OF SELLERS AND STOCKHOLDERS

          Each  of  Sellers  and  Stockholders   hereby  jointly  and  severally
represent and warrant to Buyers as follows:

          4.1 ORGANIZATION AND QUALIFICATION. USA Skate is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, Davtec is a corporation duly organized, validly existing and in good standing under the laws of Canada, Skate Corp. is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and Cal Pro is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Sellers have all requisite corporate power and authority to own, lease and operate their properties and to carry on the Business as it is now being conducted and are qualified to do business as a foreign corporation in the jurisdictions set forth on SCHEDULE 4.1, and there is no other jurisdiction where the nature of the Business or the ownership or lease of the Assets requires such qualification, except for those jurisdictions where the failure to so qualify would not have a material adverse effect on the Business or the Assets.

          4.2 AUTHORIZATION. Sellers and Stockholders have the full corporate power to enter into this Agreement and to carry out their obligations hereunder. The execution, delivery and performance of this Agreement by Sellers and Stockholders have been duly and effectively authorized and approved by all requisite corporate action and no other corporate acts or proceedings are necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement constitutes the legal, valid and binding obligation of Sellers and Stockholders, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to creditors' rights and by general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity). Assuming the consents set forth on SCHEDULE 4.2 have been obtained,


23063 v7
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

neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under any of the terms, conditions or provisions of the Certificate or Articles of Incorporation, By-Laws or other constating document of Sellers or Stockholders, any Contract, any other note, bond, mortgage, indenture, deed of trust, lease, license, contract, agreement or other instrument or obligation by which the Assets are bound or affected, or any other material note, bond, mortgage, indenture, deed of trust, lease, license, contract, agreement or other instrument or obligation by which Sellers or any of their other properties or assets are bound or affected, (ii) violate any statute, rule or regulation or, to the best of Seller's and Stockholders' knowledge, any order, writ, injunction or decree applicable to Sellers or any of their properties or assets, (iii) result in the creation of any lien, security interest, hypothec, prior claim, charge or encumbrance upon the Assets or (iv) result in the modification, termination or revocation of any license, permit or right material to the Business. Except as set forth on SCHEDULE 4.2 hereto, no consent or approval by, notice to or registration with any natural person, partnership, corporation, limited liability company, firm, company, trust, estate, association, government or governmental authority or other entity ("PERSON") is required on the part of Sellers or Stockholders in connection with the execution and delivery of this Agreement or the consummation by Sellers and Stockholders of the transactions contemplated hereby.

          4.3 SUBSIDIARIES AND AFFILIATES. Cal Pro owns 100% of the issued and outstanding stock of Skate Corp. Skate Corp. owns 75% of the issued and outstanding stock of USA Skate and 100% of the issued and outstanding stock of Three R Sales, Inc. Three R Sales, Inc. owns 25% of the issued and outstanding stock of USA Skate. USA Skate owns 100% of the issued and outstanding stock of Amskate Holding Ltd. and one-third of the issued and outstanding stock of Davtec. Amskate Holding Ltd. owns 100% of the issued and outstanding stock of 2984334 Canada Ltd., and 2984334 Canada Ltd. owns 38% of the issued and outstanding stock of Gestion Davtec Inc. and one-third of the issued and outstanding stock of Davtec. Gestion Pintade Inc., 3102-1983 Quebec Inc., 3102-1991 Quebec Inc. and Gestion Camille Lainesse Inc. each own 15.5% of the issued and outstanding stock of Gestion Davtec Inc. 2984334 Canada Ltd. owns 100% of the issued and outstanding stock of Gestion Pintade Inc., 3102-1983 Quebec Inc., 3102-1991 Quebec Inc. and Gestion Camille Lainesse Inc. Gestion Davtec Inc. owns one-third of the issued and outstanding stock of Davtec, and Davtec owns 100% of the issued and outstanding stock of 811300 Ontario Inc. Hereinafter Three R Sales, Inc., Amskate Holding Ltd., 29843334 Canada Ltd., Gestion Pintade Inc., 3102-1983 Quebec Inc., 3102-1991 Quebec Inc., Gestion Camille Lainesse Inc. and Gestion Davtec Inc. are referred to collectively as the "GUARANTORS." Except as set forth in the preceding sentence, Sellers do not, directly or indirectly, own any subsidiary and there is no Person who is controlled by Sellers.

          4.4 FINANCIAL STATEMENTS. Sellers have delivered to Buyers true, correct and complete copies of their financial statements identified on SCHEDULE
4.4 (the "FINANCIAL STATEMENTS"), each of which, except as noted on SCHEDULE 4.4, (i) is accurate and complete in all material respects and presents fairly in all material respects the financial position and results of operations of the Seller to which it refers for the period stated and (ii) has been prepared in accordance with generally accepted accounting principles consistently applied. The Financial Statements do not contain any untrue statement of a material fact

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or omit to state any material fact necessary to make the statements  therein not misleading. Except as set forth in the Financial Statements, Sellers have no material liabilities, absolute or contingent which are required to be reflected in the Financial Statements in accordance with generally accepted accounting principles. Included in SCHEDULE 4.4 are true, correct and complete copies of all reports and correspondence from Sellers' auditors to the officers, directors or management of Sellers regarding the accounting procedures, financial controls or management procedures of Sellers.

          4.5  ABSENCE  OF CERTAIN  CHANGES  OR  EVENTS.  Except as set forth on
SCHEDULE 4.5, since December 31, 1996, there has not been:

               (a) any change in the financial condition, assets, operations, properties, liabilities, earnings or business of Sellers which has been or will be, individually or in the aggregate with other changes, materially adverse to Sellers or the Business;

               (b) any  damage,  destruction  or casualty  loss  (whether or not
covered  by  insurance)   materially  and  adversely   affecting  the  financial
condition, assets, operations, properties, earnings of Sellers or the Business;

               (c) any increase in the compensation payable or to become payable by Sellers to any director, officer, employee or agent of Sellers other than routine increases made in the ordinary course of business consistent with the past practice of Sellers, or any bonus, incentive compensation, service award or other like benefit, granted, made or accrued, contingently or otherwise, to or to the credit of any of such officer, employee or agent, or any employee welfare, pension, retirement or similar payment or arrangement made or agreed to by Sellers with respect to any such officer, employee or agent, except pursuant to the existing plans and arrangements described in SCHEDULE 4.15;

               (d) any labor trouble, or any controversies or unsettled grievances pending or, to be best of Sellers' and Stockholders' knowledge, threatened, between Sellers and any of their employees or a collective bargaining organization representing or seeking to represent such employees, or any entrance into any collective bargaining agreement by Sellers with respect to any such employees;

               (e) any addition to, or modification of, any profit sharing, bonus, deferred compensation, insurance, pension, retirement or other employee benefit plans, arrangements and practices described on SCHEDULE 4.15, other than accruals made for Sellers' fiscal years 1997 in accordance with the normal practices of Sellers;

               (f) any sale, assignment, license or transfer of any asset, property or right of Sellers or any conduct of the business of Sellers other than in the ordinary course of business;

               (g) any capital expenditure or commitment to make a capital expenditure (exclusive of expenditures for repair or maintenance of equipment in the ordinary course of business) or the execution of any lease or similar arrangement (except in the ordinary course of business) with respect to any aspect of the Business, or any incurring of liability therefor;

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               (h) any incurring of any extraordinary loss or the knowing waiver of any right of substantial value by Sellers in connection with any aspect of the Business;

               (i) any cancellation, termination or amendment of any material contract, agreement, license or other instrument relating to the Business;

               (j) any change in Sellers' accounting practices;

               (k) any failure on the part of Sellers to operate the Business in the ordinary course so as to preserve their business organizations intact, including the services of their present officers and employees and the goodwill of Sellers' suppliers, customers and others having business relations with them;

               (l) any transaction by Sellers relating to the Business not in the ordinary course of business;

               (m) any agreement by Sellers to do any of the foregoing; or

               (n) any other event or condition of any character which, in any one case or in the aggregate, has adversely and materially affected, or any event or condition which might reasonably be expected, in any one case or in the aggregate, to adversely and materially affect the financial condition, assets, operations, properties, liabilities, earnings of Sellers or the Business.

          4.6 TITLE TO ASSETS.

               (a) Sellers have, and at the Closing will transfer to Buyers, good and marketable title to all of the Assets, except for those Assets identified on SCHEDULE 4.6 as leased by Davtec or USA Skate or on SCHEDULES
1.1(a)(vi) OR 1.2(c)(i) as licensed by Davtec or USA Skate. Except for the assets and properties identified on SCHEDULE 4.6 as leased by USA Skate or Davtec or on SCHEDULES 1.1(a)(vi) OR 1.2(c)(i) as licensed by USA Skate or Davtec, all of the assets and properties used in the Business as it is currently conducted are owned by Davtec or USA Skate. The leases identified on SCHEDULE
4.6 are the only leases with respect to the Assets and each such lease is in full force and effect and constitutes a legal, valid and binding obligation of the lessor thereunder, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to creditors' rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity). There is no default and no event or omission has occurred which, but for the passing of time or the giving of notice or both, would be a default on the part of Sellers or, to the best knowledge of Sellers and Stockholders, any other Person under any of such leases. With the exception of liens for taxes accrued but not yet payable, the leases set forth on SCHEDULE
4.6 and the security interests set forth on SCHEDULE 4.6 (all of which security interests shall be released at the Closing), the Assets are not subject to any mortgage, pledge, lien, security interest, claim, hypothec, prior claim, charge or other encumbrance of any kind ("ENCUMBRANCE").

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               (b) Except as set forth on SCHEDULE  4.6(b) (the  exceptions  set forth on SCHEDULE 4.6(b) hereinafter are referred to as the "PERMITTED ENCUMBRANCES"), the Daveluyville Property shall be conveyed to Rawlings Canada at and by the Closing with legal warranty and a good and marketable title in and to such property, free and clear of all encumbrances, including without
limitation  prior  claims,  hypothecs,   charges  and  servitudes,   restrictive
covenants, encroachments, taxes and other title defects or charges of any nature whatsoever.

               (c) The Daveluyville Property, together with all immoveable and real property leased by Sellers (the "PROPERTIES") and every improvement, building or structure located thereon (the "IMPROVEMENTS") are in compliance in all material respects with all applicable building, zoning, subdivision, and other land use and similar laws (collectively, "REAL PROPERTY LAWS"), and Sellers have not received any notice of violation or claimed violation of any Real Property Law and such Properties and Improvements and their continued use, occupancy and operation as currently used, occupied and operated do not constitute a non-conforming use under any Real Property Law. No dispute currently exists with any governmental authority having jurisdiction over any such Properties or Improvement with respect to any Real Property Law or the application thereof to any such Properties or Improvement.

               (d) None of the Assets is subject to any right of first refusal, option or other restriction of a similar nature, or subject to any pending or, to the best of Sellers' and Stockholders' knowledge, threatened condemnation or similar proceeding.

               (e) (i) Sellers are not a party to or bound by any leases of real or immoveable property other than the leases described in SCHEDULE 4.6 (the "LEASES"). Each of the Leases permits Sellers to carry on the Business as presently carried on.

                    (ii) The rent and all other required payments under each Lease which have become due have been duly paid and the covenants, obligations and conditions contained in each Lease have been duly observed and performed in all material respects by Sellers.

                    (iii) There are no work orders issued to or received by Sellers which are outstanding against the premises contemplated by the Leases (the "LEASED PREMISES") and Sellers have received no deficiency notices, requests or written advice of any breach of any applicable law in respect of the Leased Premises which could, if not corrected, become a work order or could require performance of work or expenditure of money to correct.

                    (iv) From the date hereof until the Closing, Sellers shall use commercially reasonable efforts to obtain from each lessor of each Lease which requires consent of the lessor to the assignment thereof to the Buyers, a consent to the assignment of such Lease to the relevant Buyer without any conditions attached to such consent and, after receipt of the

23063 v7
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

     necessary consent, to obtain an estoppel certificate from the lessor with respect to such Lease, each of which shall be in form and substance satisfactory to Buyers, acting reasonably.


                    (v) In respect of each Lease which does not require consent of the lessor to the assignment thereof, Sellers shall use commercially reasonable efforts to obtain, prior to Closing, an estoppel certificate in respect of such Leases, each of which shall be in form and substance satisfactory to Buyers, acting reasonably.

          4.7 INVENTORY. All pieces of Inventory are carried on the Financial Statements at the lower of cost (on a first-in-first-out basis) or market. All pieces of Inventory consist of pieces purchased or manufactured in the ordinary course of business. Except for Inventory whose cost, in the aggregate, is less than $5,000, each piece of Inventory is merchantable in fact and fit for its intended purpose. Except as set forth on SCHEDULE 4.7, Sellers do not hold any piece of Inventory on consignment and no piece of Inventory is in the possession or control of any Person other than the Sellers.

          4.8 ACCOUNTS RECEIVABLE. The Accounts Receivable have been incurred in the ordinary course of the Business, and to the best of Stockholders' knowledge, constitute valid claims not subject to any offset or defense. Except as disclosed in SCHEDULE 4.8, there is no dispute regarding the amounts billed to customers in connection with goods delivered or services rendered by Sellers in the course of its business

          4.9 CONTRACTS. Except as disclosed on SCHEDULE 4.9, neither Seller is a party to or bound by: (i) any employment contract or agreement, consulting, independent contractor or other similar agreement or any collective bargaining or labor agreement or any other agreement or arrangement with any officer, employee, independent contractor, sales representative or consultant, advisor or person serving in a similar capacity, relating to the Business; (ii) any pension, retirement, stock option, stock purchase, savings, profit-sharing, "401(k)" plan, deferred compensation, retainer, consultant, bonus, group insurance, or any vacation pay or severance pay or other incentive or welfare, contract, plan or so-called fringe benefit agreement, relating to the Business;
(iii) any contract for the purchase of any materials, supplies, equipment or inventory relating to the Business, or for the sale of any inventory relating to the Business, except contracts concluded in the ordinary course of business, which do not (as to contracts for purchase by a Seller) either involve an unperformed commitment in excess of $5,000 or terminate more than one year from the date hereof; (iv) any lease, license or similar agreement to use any real or personal property, including but not limited to intellectual property, relating to the Business; (v) any contract, agreement or other commitment relating to the Business requiring a payment by either Seller after the date hereof of more than $5,000, or (vi) any contract, agreement or other commitment relating to the Business which is not cancelable by Sellers on notice of not more than thirty days without liability, penalty or premium. Sellers have made available for inspection by Buyers a true, correct and complete copy of each written Contract. Sellers' purchase commitments for materials, supplies, raw materials or other

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items  are  not,  in the  aggregate,  materially  in  excess  of  the  customary requirements of its business or at a price materially in excess of current market prices for similar items deliverable at the same time. Sellers have not breached and are not in default of any Contract, and no event or omission has occurred which, but for the passing of time or the giving of notice or both, would constitute a breach of or default under any Contract on the part of Sellers. To the best knowledge of Sellers and Stockholders, no other party has breached or is in default under any Contract, and, to the best knowledge of Sellers and Stockholders, no event or omission has occurred which, but for the passing of time or the giving of notice or both, would constitute a breach of or default under any Contract on the part of any other party. To the best of Sellers' and Stockholders' knowledge, each of the Contracts is the legal, valid and binding obligation of the other party thereto, enforceable in accordance with its terms.

          4.10 TAXES.

               (a) Except as set forth on SCHEDULE 4.10, Sellers have timely filed all United States and Canadian federal, state, provincial, foreign and local tax returns and tax information returns required to be filed on or before the date hereof, and have paid all taxes, interest, payments and penalties due and payable on or before the date hereof, and Sellers are not delinquent in the payment of any tax or government charge of any nature whatsoever, including all sales and use taxes. Except as set forth on SCHEDULE 4.10, no tax return of Sellers has been audited, and no audit, examination or investigation is presently being conducted or, to the best of Sellers' and Stockholders' knowledge, threatened by any taxing authority. No unpaid tax deficiency or additional liability of any sort has been proposed to Sellers by any governmental representative. Sellers have withheld (and timely paid to the appropriate governmental entity) proper and accurate amounts from its payrolls for all periods in compliance in all material respects with all tax withholding provisions (including, without limitation, income, social security, Canada Pension Plan, Quebec Pension Plan, and unemployment tax and withholding for all forms of compensation) of applicable United States and Canadian federal, foreign, state, provincial and local laws. Sellers are not liable for any taxes due and unpaid which might result in a lien or other encumbrance affecting any of the Assets.

               (b) (i) Davtec has charged, collected and remitted on a timely basis all amounts as required by applicable law on any sale, supply or delivery whatsoever, made by Davtec in respect of the Business, including without limitation sales and goods and services taxes.

                    (ii) Davtec is a registrant for the purposes of the goods and services tax provided for under the Excise Tax Act and its registration number is 103182481RT. Davtec is a registrant for the purposes of the taxes provided for under the Quebec Sales Tax Act and its registration number is 1003258021.

                    (iii) Davtec has paid all taxes due under the Retail Sales Tax Act (Ontario) on the acquisition of its tangible personal property (as defined in the Retail Sales Tax Act (Ontario)) constituting Davtec Assets. The foregoing is accurate, MUTATIS MUTANDIS, with respect to all sales or transfer taxes imposed under comparable legislation of other provinces.

                    (iv) Davtec is not a non-resident of Canada within the meaning of the Income Tax Act (Canada).

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          4.11 ADEQUATE  FACILITIES AND RIGHTS. Upon their conveyance to Buyers, the Assets will permit Buyers to operate the Business in substantially the same manner as Sellers currently operate the Business, without violating the rights of any third parties and without incurring any liability for license fees, royalties or any claim of infringement of patent, trademark or similar rights.

          4.12 INTELLECTUAL PROPERTY. SCHEDULES 1.1(a)(vi) AND 1.2(c)(i) hereto set forth a list of all patents and applications therefor, utility and design model registrations and applications therefor, trademarks, trademark registrations and applications therefor, trade names, service marks and applications therefor, copyrights, copyright registrations and applications therefor, both foreign and domestic, owned, possessed, used or held by or licensed to Sellers relating to the Business, and a list of all licenses to or from Sellers respecting any of the Intellectual Property. Sellers own the entire right, title and interest in and to the Intellectual Property, together with the goodwill associated therewith. Sellers have the right to use and are transferring to Buyers the unrestricted right to use trade secrets, know-how, formulas, technical and manufacturing processes and information, testing and operating techniques and procedures, all engineering data and plans, all marketing materials and information and all other business data and information used by Sellers in the Business or which is necessary for the Business as now conducted. None of the items in the categories listed in this SECTION 4.12 are subject to any pending or, to the best knowledge of Sellers and Stockholders, threatened challenge or infringement, and no impediment exists as to Sellers' exclusive ownership and use or validity of any such item. The Intellectual Property comprises all patents and applications therefor, utility and design model registrations and applications therefor, trademarks, trademark registrations and applications therefor, trade names, service marks and applications therefor, copyrights and copyright registrations and applications therefor, both foreign and domestic, necessary to permit the conduct from and after the Closing Date of the Business, as the Business is and has normally been conducted. All acts necessary under all provisions of applicable law to protect the Intellectual Property, including, without limitation, the filing of required affidavits of use and incontestability, applications for renewals of registrations, recordal of registered user, notice of registration and payment of maintenance and annuity fees, have been taken by Sellers. All licenses granted to Sellers by others which are essential or useful to any part of the Business are assignable to Buyers without consent of or notice to any Person, without change in the terms or provisions thereof and without premium. Sellers have not infringed any unexpired patent, utility or design model registration, trademark, trademark registration, trade name, copyright, copyright registration, trade secret or any other proprietary or intellectual property right of any Person.

          4.13 NO BREACH OF STATUTE,  DECREE,  OR ORDER.  Except as set forth on
SCHEDULE 4.13, Sellers have complied in all material respects, and currently are in compliance in all material respects, with all applicable statutes, laws, codes, ordinances, rules, regulations, orders, decrees and other laws of the United States, Canada, and all state, provincial and local governments, agencies and courts ("LAWS") to which any aspect of the Business or any part of the Assets are subject. No claim, action or proceeding is pending or, to the best of Sellers' or Stockholders' knowledge, threatened against Sellers with respect to a default under or a violation in respect of any Law. Neither any of the Assets nor their operation or maintenance as they are now operated and maintained contravenes any applicable zoning, building or other law, ordinance, code, rule

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

or other administrative regulation. No notice from any governmental body has been served upon Sellers claiming any violation of any Law, or requiring or calling attention to the need for any work, repairs, construction, alterations or installation on or in connection with the Assets or any change in the operations of Sellers.

          4.14 LITIGATION. Except as disclosed on SCHEDULE 4.14, there is no suit, claim, action, proceeding or, to the best of Sellers' and Stockholders' knowledge, governmental investigation against the Sellers which is now pending or, to the best of Sellers' and Stockholders' knowledge, threatened. There is no basis (including any condition or set of facts) known to Sellers or Stockholders for any suit, claim, action, proceeding or governmental investigation (i) arising out of or relating to any aspect of the Business or any of the Assets, or (ii) concerning the transactions contemplated by this Agreement. There is no decree, injunction or order of any court or governmental department or agency outstanding against the Sellers relating to any aspect of the Business or any part of the Assets.

          4.15 EMPLOYEE BENEFIT PLANS.

               (a) SCHEDULE 4.15 contains a list of all qualified and nonqualified pension, profit-sharing and other employee benefit plans of Sellers affecting employees of the United States domiciled or residing in the United States (the "U.S. EMPLOYEE PLANS"). The U.S. Employee Plans have been authorized by the Boards of Directors of Sellers and those U.S. Employee Plans which are qualified plans are qualified in form and operation under Sections 401(a) and 501(a) of the Code. Except as disclosed on SCHEDULE 4.15, all reports, filings and other documents with respect to the U.S. Employee Plans required to be filed or distributed under the Employee Retirement Income Security Act of 1974 ("ERISA"), and regulations promulgated thereunder, including without limitation all returns and reports to be filed with the Department of Labor, Internal Revenue Service and Pension Benefit Guaranty Corporation, and all distributions to participants, beneficiaries and others, have been made on a proper and timely basis. Sellers have not incurred any accumulated funding deficiency within the meaning of Section 302 of ERISA with respect to any U.S. Employee Plan, or any material liability to the Pension Benefit Guaranty Corporation with respect to any U.S. Employee Plan, and there exists no event or condition which would permit the institution of proceedings to terminate any U.S. Employee Plan under
Section 4042 of ERISA. With respect to each of the U.S. Employee Plans which is a deferred compensation or pension plan and which is not subject to the periodic reporting and disclosure requirements of ERISA, there is included on or attached to SCHEDULE 4.15 a complete description or copy of the text of the plan, a list of the individuals covered thereby, the amount of any current obligations under the plan to each such individual, the amount of any contingent or deferred obligations under the plan to each such individual, and the time at which such obligation will, or is likely to, become payable. None of the U.S. Employee Plans meet the definition of a "multi-employer plan" under ERISA as amended by The Multiemployer Pension Plan Amendments Act of 1980, Pub.L.No. 96-364, as amended. Sellers are not parties to any pending or threatened action, claim, suit or proceeding by any person or governmental instrumentality concerning the U.S. Employee Plans. All payments due from Sellers (on account of employment contracts or otherwise) for U.S. Employee Plans and employee health and welfare insurance have been paid.

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

               (b) SCHEDULE 4.15 contains an accurate and complete description of, and sets forth the annual amount payable pursuant to, each of the pension, profit sharing, retirement, death benefit, welfare, severance pay, vacation pay, company awards, salary continuation for disability, sick leave, deferred compensation, bonus or other incentive compensation, stock purchase arrangements or policies, life insurance, scholarship or other employee benefit plan, program, policy or arrangement maintained by the Sellers or to which the Sellers have any liability (contingent or otherwise) with respect to employees, officers, directors or shareholders of the Sellers domiciled or residing in Canada (the "CANADIAN EMPLOYEE PLANS"). The Financial Statements reflect in the aggregate an accrual of all amounts accrued but unpaid under all the Canadian Employee Plans as of the dates thereof. Sellers have no commitment, whether formal or informal, and whether legally binding or not, to create any additional Canadian Employee Plan. Each of the Canadian Employee Plans disclosed in
SCHEDULE 4.15 is in effect and Sellers are in compliance with all laws, rules and regulations applicable thereto. All Canadian Employee Plans have been duly registered where required by, and are in good standing under, all applicable legislation and Sellers have fulfilled their funding obligations under all the Canadian Employee Plans and no past service funding liabilities exist thereunder. With respect to each current Canadian Employee Plan or plan under which benefits may be due to, or liabilities may exist in respect of, current or former Canadian employees, the Sellers have delivered to the Buyer accurate and complete copies of (i) all currently applicable plan texts and agreements; (ii) all summary plan descriptions and material employee communications; (iii) the most recent annual report; (iv) the most recent annual and periodic accounting of plan assets; (v) the most recent actuarial valuation. Each Canadian Employee Plan has been administered materially in accordance with its terms. All material reports, returns and similar documents with respect to the Canadian Employee Plans required to be filed with any governmental body or distributed to any Canadian Employee Plan participant has been duly and timely filed or distributed. There are no pending investigations by any governmental body, termination proceedings or other claims (except claims for benefits payable in the normal operation of the Canadian Employee Plans), suits or proceedings against or involving any Canadian Employee Plan or asserting any rights or claims to benefits under any Canadian Employee Plan that could give rise to any material liability.

          4.16 INSURANCE POLICIES. Set forth on SCHEDULE 4.16 is a list of all insurance policies and bonds in force covering Sellers and their properties, operations and personnel. Each of said policies, together with all records and documents relating to insured losses and claims paid or made during the past two years have been furnished to Buyers for their review. No notice has been received from any insurance carrier that Sellers are, or will prior to the Closing will be, liable, for any material, retroactive premium adjustments. All policies are valid and enforceable and in full force and effect and Sellers have not, since January 1, 1997, received any notice of premium increases or cancellations with respect to any of its insurance policies and bonds.

          4.17 PRODUCT WARRANTIES, PRODUCT RETURN POLICIES AND SERVICE WARRANTIES. Except as set forth on SCHEDULE 4.17, Sellers do not utilize any product warranty, guarantee, product return policy, service warranty or service policy.

          4.18 OPERATING LICENSES AND PERMITS. The lawful conduct of the Business as presently conducted does not require any approval, license, consent, permit, franchise or authorization from any Person material to Sellers or its

23063 v7
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

business which has not been obtained. Set forth on SCHEDULE 4.18 are all such approvals, licenses, consents, permits, franchises and authorizations. The Business as presently conducted in any jurisdiction meets all applicable legal requirements of each such jurisdiction, and, to the best of Sellers' and Stockholders' knowledge, there is no basis for any governmental body to deny or rescind any approval, license, consent, permit or authorization appropriate for the conduct of the Business.

          4.19 ASSETS IN GOOD REPAIR. Except as set forth on SCHEDULE 4.19, the Assets are sufficient in all respects to carry on the Business as it is now conducted.

          4.20 ENVIRONMENTAL MATTERS.

               (a) With respect to USA Skate:

                    (i) Except as set forth on SCHEDULE 4.20, the properties (including leased properties), assets and operations of Sellers are in compliance with all applicable United States federal, state or local and foreign laws, rules and regulations, orders, decrees, judgments, permits and licenses relating to public and worker health and safety and to the protection and clean-up of the natural environment and activities or conditions related thereto, including, without limitation, those relating to the generation, handling, disposal, transportation or release of hazardous materials (collectively, "ENVIRONMENTAL LAWS"). With respect to such properties, assets and operations, including any previously owned, leased or operated properties, assets or operations, to the best knowledge of Sellers and Stockholders after due inquiry, there are no past, present or reasonably anticipated future events, conditions, circumstances, activities, practices, incidents, actions or plans of Sellers that may interfere with or prevent compliance or continued compliance in all respects with applicable Environmental Laws. The term "HAZARDOUS MATERIALS" as used in this SECTION 4.20(a) shall mean those substances that are regulated by or form the basis for liability under any applicable Environmental Laws; and

                    (ii) Except as set forth on SCHEDULE 4.20, Sellers are not the subject of any United States federal, state or local or foreign (including Canadian) investigation and have not received any notice or claim (and Sellers and the Stockholders are not aware of any facts that would form a reasonable basis for any such claim), nor entered into any negotiations or agreements with any third party, relating to any material liability or remedial action or potential material liability or remedial action under Environmental Laws, nor are there any pending, reasonably anticipated or, to the best knowledge of Sellers and Stockholders, threatened actions, suits or proceedings against or affecting Sellers or its properties, assets or operations in connection with any such Environmental Laws. Except as set forth on SCHEDULE 4.20, no underground storage tanks are located at the New York Facility or the Canadian Facilities.

               (b) Sellers are in compliance  with,  and have not violated,  all
Canadian   Environmental  Laws  (as  hereinafter  defined)  and  all  judgments, injunctions, notices or demand letters issued pursuant thereto.


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

          Except as set forth in SCHEDULE 4.20, without restriction as to the generality of the foregoing, Sellers and any Person whose liability for Environmental Liabilities (as hereinafter defined) Sellers have or may have retained or assumed either contractually or by operation of law:

                    (i) Have not caused or allowed the generation, use, treatment, storage, or disposal of any Hazardous Substance (as hereinafter defined) at, or transportation from, any site or facility owned, leased or operated by Sellers except in accordance with all applicable Canadian Environmental Laws;

                    (ii) Have not caused or allowed the release of any Hazardous Substance onto, at, near or from any site or facility owned, leased or operated by Sellers, including, without limitation, the Canadian Facilities;

                    (iii) Have secured all Environmental Permits (as hereinafter defined) necessary to the conduct of the Business and such Environmental Permits are currently in effect and are listed in SCHEDULE 4.20, and
     Sellers are in compliance with all terms and conditions of such Environmental Permits and have not previously violated any of same;

                    (iv) Have not received any notice, nor are aware of any proposal to amend, revoke or replace any Environmental Permit, or requiring the issuance of any additional Environmental Permit;

                    (v) Have not received, nor has there been issued to or against Sellers, any claim, notice, citation, summons or order, and no investigation or review is pending or, to the best of Sellers' and Stockholders' knowledge, threatened by any authority with respect to:

                         (A) any alleged violation by Sellers of any Canadian Environmental Law;

                         (B)  any  alleged   failure  by  Sellers  to  hold  any
     Environmental Permit; or

                         (C) any alleged violation by Sellers to comply with any such Environmental Permit.

                    (vi) Have not received any request for information, notice of claim, demand or other notification that it is or may be potentially responsible with respect to any investigation or clean-up of any threatened or actual release of any Hazardous Substance and has not received inquiry or notice nor do they have any reason to suspect or believe they will receive inquiry or notice of any actual or potential proceedings, claims, lawsuits or losses related to or arising under any Environmental Laws;

23063 v7
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

                    (vii) Do not own, operate or lease and did not at any previous time own, operate or lease any real property, improvements or related assets which have been subject to the release of any Hazardous Substance;

                    (viii) Do not own, operate or lease and did not at any previous time own, operate or lease any real property, improvements or related assets wherein PCB's, asbestos or urea formaldehyde insulation is or has been present whether above ground, underground or within any structure thereon or contained in any equipment owned, operated or leased by Sellers; nor are there any underground storage tanks, active or abandoned, at any property now or previously owned, operated or leased by Sellers;

                    (ix) Are not currently operating or required to be operating under any compliance order, schedule, decree or agreement, any consent decree, order or agreement and/or corrective action decree, order or agreement issued or entered into under any Canadian federal, provincial, state or municipal statute, regulation or ordinance regarding the environment and/or health or safety in the work place;

                    (x) Have not transported any Hazardous Substance or arranged for the transportation of any such substance to any location which is not listed and duly authorized pursuant to the Environmental Laws or which is the subject of Canadian federal, provincial, state or municipal enforcement actions or other investigations which may lead to claims against Sellers for clean-up cost, remedial work, damages to natural resources or for personal injury claims under any applicable Environmental Law and all Hazardous Substances transported by or on behalf of Sellers have been transported in compliance with all applicable laws, and no Hazardous Substance has been released, spilled, leaked, discharged, disposed of, pumped, poured, ignited, emptied, injected, leached, dumped or allowed to escape at, under or from any property now or formerly owned, operated or leased by Sellers;

                    (xi) Are in compliance with all applicable limitations, restrictions, conditions, standards, prohibitions, requirements and obligations established under Environmental Laws and are not subject to any Environmental Liabilities (as hereinafter defined);

                    (xii)  Have not  conducted  or  caused to be  conducted  any environmental audit of any property operated, leased or owned by it, nor is it aware of any such environmental audit conducted by any Person (including, without restriction, any lender or potential purchaser) unless in each such case a copy of every report, memorandum or summary prepared with respect to such environmental audit has been delivered to Buyers; and

                    (xiii) Have not failed to report to the proper authorities the occurrence of each event which is required to be so reported by the

23063 v7
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

     Environmental Laws, and have provided Buyers with true and complete copies of all such reports and all correspondence relating thereto.

          For the purposes of this SECTION 4.20(b):

          The expression "CANADIAN ENVIRONMENTAL LAWS" includes any Canadian federal, provincial or municipal law, by-law, rule, regulation, decree, code, guideline, standard, order or ordinance of any country or political subdivision relating to the environment including those relating to (i) the control of any potential pollutant or the protection of the air, water or land, (ii) solid, gaseous or liquid waste generation, handling, treatment, storage, disposal or transportation, and (iii) exposure to hazardous, toxic or other substances considered to be harmful, or (iv) the release of any Hazardous Substance into the environment;

          The expression "ENVIRONMENTAL CONDITIONS" includes any pollution, contamination, degradation, damage or injury caused by, related to, or arising from or in connection with the generation, use, ownership, possession, handling, treatment, storage, transportation, disposal, discharge, release or emission of any pollutant, contaminant, or toxic or hazardous substance, material, or waste, including mixtures thereof with other materials, and any toxic or hazardous building materials, including, but not limited to, asbestos and urea formaldehyde foam insulation;

          The expression "ENVIRONMENTAL PERMIT" includes any permit, license, approval or other authorization with respect to Sellers or their operations or businesses under any applicable law, regulation or other requirement of Canada or any other country or of any province, state, municipality or other subdivision thereof relating to the control of any pollutant or protection of health or the environment, including laws, regulations or other requirements relating to emissions, discharges, releases or threatened releases of pollutants, contaminants or hazardous or toxic materials or wastes into ambient air, surface water, groundwater or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of chemical substances, pollutants, contaminants or hazardous or toxic materials or wastes;

          The expression "Environmental Liabilities" includes any and all liabilities, responsibilities, claims, suits, losses, costs (including remedial, removal, response, abatement, clean-up, investigative and/or monitoring costs and any other related costs and expenses), other causes of action recognized now, damages, settlements, expenses, charges, assessments, liens, penalties, fines, pre-judgment and post-judgment interest, legal fees and costs of court which are incurred by, asserted against, or imposed upon Sellers or Buyers arising out of or in connection with Sellers or their business operations pursuant to any agreement, order, notice of responsibility, directive (including directives and requirements embodied in Environmental Laws), injunction, judgment or similar document (including settlements) issued by a court of competent jurisdiction or any Canadian federal, provincial or local governmental entity or agency, or pursuant to any claim by a governmental agency or any person for personal injury, property damage, damage to natural resources, remediation, or payment or reimbursement of response costs required to be incurred or expended by said governmental agency or person pursuant to common law or statute, arising out of or in connection with: (i) any violation of or

23063 v7
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

non-compliance with Environmental Laws (including but not limited to failure to procure or violation of Environmental Permits), and (ii) any actual or alleged Environmental Condition (regardless of when discovered) existing on the Closing Date; and

          The expression "HAZARDOUS SUBSTANCE" includes any substance, waste, solid, liquid or gaseous matter, petroleum or petroleum derived substance, micro-organism, sound, vibration, ray, heat, odor, radiation, energy vector, plasma, organic or inorganic matter, whether animate or inanimate, transient reaction intermediate or any combination of the above deemed hazardous, hazardous waste, solid waste, toxic or pollutant, a deleterious substance, a contaminant or source of pollution or contamination under any Environmental Law, or by official act of any Canadian federal, provincial, state or municipal government, governmental agency, minister, deputy-minister, governor-in-council, lieutenant governor-in-council, or any tribunal or board with proper jurisdiction over the subject in question.

          4.21 LABOR DISPUTES. There is not pending or, to the best knowledge of Sellers and the Stockholders, threatened any labor dispute, strike or work stoppage with respect to Sellers or the Business.

          4.22 CUSTOMERS AND SUPPLIERS. The ten largest customers of each Seller in the last fiscal year and the percentage of the gross revenue of each Seller contributed by each is set forth on SCHEDULE 4.22 attached hereto (the "MATERIAL CUSTOMERS"). Except as set forth on SCHEDULE 4.22, no single supplier
(singularly a "SUPPLIER" and collectively "SUPPLIERS") of raw materials to Sellers is of material importance to Sellers. The relationships of Seller with the Material Customers and the Suppliers are good commercial working relationships. Except as set forth on SCHEDULE 4.22, no Material Customer or Supplier (i) has canceled or threatened in writing to cancel or otherwise modify its relationship with Sellers, or (ii) to the best knowledge of Sellers and Stockholders intends to cancel or otherwise modify its relationship with Sellers. The acquisition of the Business by Buyers will not, to the best knowledge of Sellers and Stockholders, adversely affect the relationship of Buyers (as successor to the operation of the Business) with any such Suppliers or Material Customers. Buyers acknowledge that each customer of Sellers retains the independent right to replace any vendor, including Sellers, at any time (subject to contractual commitments).

          4.23 WORKERS' COMPENSATION. There are no notices of assessment, provisional assessment, reassessment, supplementary assessment, penalty assessment or increased assessment (collectively, "ASSESSMENTS") or any other communications related thereto which Davtec, in respect of the Business, has received from any workers' compensation board or similar authorities in any jurisdictions where the Business is carried on, and there are no Assessments which are due and unpaid on the date hereof or which will be unpaid at the Closing, and, to the best of Sellers' and Stockholders' knowledge, there are no facts or circumstances which may result in a material increase in liability or Assessments to Davtec relating to the Business from any applicable workers' compensation legislation, regulations or rules after the Closing.

          4.24 EMPLOYMENT MATTERS. As used in this Agreement, "EMPLOYEE" shall mean those individuals who are employed by Sellers in the Business at the time of Closing on a full-time or part-time basis (including any such individuals who

23063 v7
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

are absent from work due to short-term disability, pregnancy, maternity or parental leave, sick leave, vacation, or any other reasonable cause). SCHEDULE
4.24 contains:

               (a) the names and titles of all existing Employees of the Business together with the location of their employment;

               (b) the date of hiring of each existing Employee;

               (c) a list of all written employment contracts between Sellers and their respective Employees in respect of the Business;

               (d) the rate of annual remuneration or of hourly pay of each existing Employee at the date hereof that is a full-time or part-time employee, as the case may be, any bonuses paid since the end of the last completed financial year and all other bonuses, incentive schemes and benefits to which such employee is entitled;

               (e) the vacation policy of Sellers relating to the Business and the vacation entitlements of Employees if at variance to the policy;

               (f) the names of any Employees who are absent from work due to long- term or short-term disability, pregnancy, maternity or parental leave, vacation, sick leave, workers' compensation leave, or any other reasonable cause, whether they are expected to return to work and if so when they are expected by Sellers to return to work and the nature of the benefits to which such Employees are entitled from Sellers;

               (g) particulars of all other material terms and conditions of employment or engagement of the Employees and the positions held by them; and

               (h)  consulting   agreements,   confidentiality   agreements  and
restricted covenants, non-competition and non-solicitation agreements.

Except for Jon Hodgins, each of the Employees of Sellers is employed under a contract of indeterminate term that can be terminated by Sellers with such notice as is required by applicable law. Sellers are in compliance in all material respects with all legislation, including without limitation pay equity, employment standards, human rights, workers compensation, occupational health and safety and labor relations legislation, applicable to the Business and its Employees.

          4.25 UNIONS AND LABOR PRACTICES. Except as set forth on SCHEDULE 4.25, no trade union, counsel of trade unions, employee bargaining agency or affiliated bargaining agent:

               (a) holds bargaining  rights with respect to any of the Employees
by  way  of  certification,   interim   certification,   voluntary  recognition,
designation or successor rights;

               (b) has applied to be certified as the bargaining agent of any of the Employees; or

23063 v7
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

               (c) has applied to have either Seller declared a related employer pursuant to the provisions of applicable law.

There is no unfair labor practice charge or complaint with respect to Employees pending before any agency or board, there is no labor strike, picketing, slowdown or work stoppage or lockout actually pending or, to the best knowledge of Sellers or Stockholders, threatened against or affecting Sellers or any of their operations, and Sellers have not experienced at any time during the last five years any strike, slowdown or work stoppage, lockout or other collective labor action by or with respect to its Employees. There are no charges with respect to or relating to Sellers before any commission, agency or body responsible for the prevention of unlawful employment practices. Sellers have not received any notice from any United States or Canadian federal, state, provincial, local or other agency responsible for the enforcement of labor or employment laws of an intention to conduct an investigation of either Seller or any of their business or employment practices and no such investigation is in progress.

          4.26 BROKER FOR SELLERS. No Person has acted in the capacity of broker or finder on behalf of Sellers or Stockholders to bring about the negotiation or consummation of this Agreement.

          4.27 ORGANIZATION AND QUALIFICATION OF GUARANTORS. Each of the Guarantors is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized.

          4.28 AUTHORIZATION OF GUARANTORS. Guarantors have the full corporate power to enter into the Guaranty and to carry out their obligations thereunder. The execution, delivery and performance of the Guaranty by Guarantors have been duly and effectively authorized and approved by all requisite corporate action and no other corporate acts or proceedings are necessary to authorize the Guaranty or the transactions contemplated thereby. The Guaranty constitutes the legal, valid and binding obligation of Guarantors, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to creditors' rights and by general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity). Assuming the consents set forth on SCHEDULE 4.2 have been obtained, neither the execution and delivery of the Guaranty nor the consummation of the transactions contemplated thereby will (i) violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under any of the terms, conditions or provisions of the Certificate or Articles of Incorporation, By-Laws or other constating document of Guarantors, or any material note, bond, mortgage, indenture, deed of trust, lease, license, contract, agreement or other instrument of obligation by which Guarantors or any of their other properties or assets are bound or affected, (ii) violate any statute, rule or regulation or, to the best of Sellers' and Stockholders' knowledge, any order, writ, injunction or decree applicable to Guarantors or any of their properties or assets, (iii) result in the creation of any lien, security interest, hypothec, prior claim, charge or encumbrance upon the Assets or (iv) result in the modification, termination or revocation of any license, permit or right material to the Business. Except as set forth on SCHEDULE 4.2 hereto, no consent or approval by, notice to or registration with any Person is required on the part of Guarantors in connection


23063 v7
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

with the execution and delivery of the Guaranty or the consummation by Guarantors of the transactions contemplated thereby.

          4.29 ACCURACY OF STATEMENTS. No representation or warranty of Sellers or Stockholders in this Agreement, any SCHEDULE hereto or any other agreement, document, instrument or certificate delivered by Sellers and/or Stockholders pursuant to this Agreement (including any agreement, document, or other instrument the form of which is attached hereto as an Exhibit) contains or will contain any untrue statement of a material fact or omits or will omit a material fact necessary to make the statements contained therein not misleading. To the best knowledge of Sellers and Stockholders, there is no fact which Sellers or Stockholders have not disclosed in writing to Buyers which materially adversely affects, or may materially adversely affect, the Business, its operations or prospects or the Assets.

          4.30 SURVIVAL. The representations and warranties made by the Sellers and Stockholders in this Agreement shall be true and correct in all respects, and shall not have been violated in any respect, as of the Closing, except for changes permitted or contemplated by the terms of this Agreement, with the same effect as though such representations, warranties and covenants had been made or given on and as of the Closing. The representations and warranties made by the Sellers and Stockholders in (i) SECTIONS 4.1, 4.2, 4.6, 4.26, 4.27 AND 4.28
shall survive the Closing in perpetuity and (ii) SECTIONS 4.10, 4.14 AND 4.20 shall survive the Closing until the thirtieth (30th) day following the expiration of the applicable statute of limitations for each matter referred to in such SECTIONS. All other representations and warranties made by the Sellers and Stockholders in this Agreement shall survive the Closing until the second anniversary of the Closing Date.

                                    ARTICLE V

                    REPRESENTATIONS AND WARRANTIES OF BUYERS

          Buyers hereby jointly and severally represent and warrant to Sellers and Stockholders as follows:

          5.1 ORGANIZATION AND QUALIFICATION. Rawlings is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and Rawlings Canada is a corporation duly organized, validly existing and in good standing under the laws of the Province of Nova Scotia. Buyers have all requisite corporate power and authority to own, lease and operate their properties and to carry on their businesses as they are now being conducted.

          5.2 AUTHORIZATION. Buyers have the full corporate power to enter into this Agreement and to carry out their obligations hereunder. The execution, delivery and performance of this Agreement by Buyers have been duly and effectively authorized and approved by all requisite corporate action of Buyers and no other corporate acts or proceedings on the part of Buyers are necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement constitutes the legal, valid and binding obligation of Buyers enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to creditors' rights generally and by general principles of equity

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

(regardless of whether enforceability is considered in a proceeding at law or in equity). Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under any of the terms, conditions or provisions of the Certificate of Incorporation, By-Laws or other constating document of Buyers or any note, bond, mortgage, indenture, deed of trust, lease, license, contract, agreement or other instrument or obligation to which Buyers are bound, or by which Buyers or any of their properties or assets may be bound or affected or
(ii) violate any statute, rule or regulation or, to the best of Buyers' knowledge, any order, writ, injunction or decree applicable to Buyers or any of their properties or assets. No consent or approval by, notice to or registration with any Person is required on the part of Buyers in connection with the execution and delivery of this Agreement or the consummation by Buyers of the transactions contemplated hereby.

          5.3 DUE DILIGENCE. Buyers have been afforded an opportunity to and have asked questions, received answers to their satisfaction and otherwise conducted their due diligence review relative to this transaction and are sophisticated investors with knowledge and experience in business and financial matters and able to assess and evaluate the risks inherent in this transaction.

          5.4 BROKER FOR BUYERS. No Person other than Dillon, Read & Co. Inc. has acted in the capacity of broker or finder on behalf of Buyers to bring about the negotiation or consummation of this Agreement.

          5.5 ACCURACY OF STATEMENTS. No representation or warranty of Buyers in this Agreement or any other agreement, document, instrument or certificate delivered by Buyers pursuant to this Agreement (including any agreement, document or instrument the form of which is attached hereto as an Exhibit) contains or will contain any untrue statement of a material fact or omits or will omit a material fact necessary to make the statements contained therein not misleading.

          5.6 SURVIVAL. The representations and warranties made by Buyers in this Agreement shall be true and correct in all respects, and shall not have been violated in any respect as of the Closing, except for changes permitted or contemplated by the terms of this Agreement, with the same effect as though such representations, warranties and covenants had been made or given on and as of the Closing. The representations and warranties made by Buyers in SECTIONS 5.1 AND 5.2 of this Agreement shall survive the Closing in perpetuity. All other representations and warranties made by Buyers in the Agreement shall survive the Closing until the second anniversary of the Closing Date.

                                   ARTICLE VI

                                    COVENANTS

          6.1 BUYERS' RIGHT TO INSPECT ASSETS. During the period from the execution of this Agreement to the Closing, Buyers' officers, employees, consultants, accountants, attorneys, prospective lenders and other designated agents shall have the right to inspect all of the Assets, including but not


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limited to the books,  records,  financial  statements,  contacts,  tax returns, customer and supplier lists and other documents and information pertaining to the Business and the Assets.

          6.2 CONDUCT OF SELLERS BEFORE THE CLOSING. Sellers covenant, warrant and agree that from the date hereof to the Closing, except for transactions expressly approved in writing by Buyers or provided for herein, Sellers shall:

               (a) Not mortgage, pledge, hypothecate or subject to any lien, charge or encumbrance of any kind any of the assets of Sellers relating to the Business, tangible or intangible, exclusive of liens arising as a matter of law in the ordinary course of business as to which there is no known default;

               (b) Not sell or transfer any of the tangible assets of Sellers relating to the Business other than inventory, which may be sold in the ordinary course of business;

               (c) Not cancel or discount any trade debt or claim in favor of Sellers relating to the Business, except in the ordinary course of business;

               (d) Not sell, assign, transfer or otherwise dispose of any patent, trademark, trade name, copyright, license, customer list, trade secret, purchase option, right of first refusal or any other similar intangible asset relating to the Business;

               (e) Not knowingly waive any right of value relating to the Business;

               (f) Not modify, amend, alter, or terminate (by written or oral agreement, or any manner of action or inaction) any of the executory agreements of Sellers relating to the Business, except in the ordinary course of business;

               (g) Not enter into or amend, renew or extend any written collective bargaining agreement or union contract relating to the Business;

               (h) Not enter into any transaction material in nature or amount relating to the Business;

               (i) Not undertake any purchase commitment or sale commitment extending beyond six months relating to the Business;

               (j) Keep the properties and assets of Sellers relating to the Business insured in amounts and with coverage at least as great as the amounts and coverage in effect on the date of this Agreement;

               (k) Use their best efforts to preserve the possession and control of all of Seller's assets relating to the Business, keep in faithful service Seller's present officers and key employees, preserve the goodwill of its suppliers, customers and others having business relations with Seller, and do nothing to impair Buyers' ability to keep and preserve after the Closing the Business as existing on the date hereof;

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               (l)  Maintain  the books,  accounts  and  records of Sellers in a manner consistent with past practice;

               (m) Not change their accounting practices;

               (n) Not extend credit in the sale of any product or services of Sellers relating to the Business other than in accordance with credit practices in effect on the date hereof, or discount any trade payable;

               (o) Conduct the Business in such a manner so that as of the Closing the representations and warranties contained in this Agreement shall be true in all respects as though such representations and warranties were made on and as of the Closing, except for changes permitted or contemplated by the terms of this Agreement;

               (p) Provide Buyers with prompt written notice of any change in the condition (financial or other), assets, liabilities, earnings or prospects of the Business which is material and adverse; and

               (q) Cooperate fully, completely and promptly with Buyers in connection with satisfying any condition precedent to the sale and purchase of the Assets contemplated by this Agreement.

          6.3 BULK SALES COMPLIANCE.

               (a) Buyers hereby waive compliance by Sellers with the provisions of Article 6 of the Uniform Commercial Code as in effect in New York and South Carolina and the provisions of any statute of any other state or jurisdiction regulating bulk sales or transfers. Sellers and Stockholders jointly and severally shall indemnify, defend and hold Buyers harmless from and against any loss, liability, cost, expense or damage resulting from the assertion of a claim made against the Assets or Buyers by any creditor of Sellers pursuant to Article 6 of the Uniform Commercial Code as in effect in New York and South Carolina or any other applicable law relating to bulk sales or transfers.

               (b) Davtec shall use commercially reasonable efforts to obtain an order under SECTION 3 of the Bulk Sales Act (Ontario) exempting the purchase and sale of the Davtec Assets from the application of such Act. Such order is herein called "BULK SALES ORDER." Should the Bulk Sales Order not be obtained by the Closing and in the event Buyers decide in their sole discretion to waive the relevant conditions precedent, Sellers and Stockholders shall jointly and severally indemnify and save Buyers harmless in accordance with ARTICLE XI from and against any claim made by a creditor of Sellers or a governmental agency against either Buyers or the Assets which is wholly or partially based on the premise that the sale did not conform in any particular to the requirements of the Bulk Sales Act (Ontario).

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               (c) In  respect of the  Canadian  provinces  other than  Ontario,
Sellers and Stockholders shall jointly and severally indemnify and save Buyers harmless in accordance with Article XI from and against any claim made by a creditor of Sellers or a governmental agency against either Buyers or the Assets which is wholly or partially based on the premise that the sale of the Assets did not conform in any particular to the requirements of the Civil Code of Quebec governing the sale of an enterprise or any similar legislation of any other province or jurisdiction.

          6.4 CONFIDENTIAL INFORMATION. Sellers and Stockholders shall not communicate, divulge or use for the benefit of any Person any of the trade secrets, business methods, business records and files, customer lists, promotional materials, product specifications, drawings and prototypes, price lists, instruction manuals, reports, or any other confidential or proprietary information of any type or description being acquired by Buyers pursuant to this Agreement.

          6.5 AGREEMENT NOT TO COMPETE. From the Closing Date and for a period of two (2) years thereafter Sellers and Stockholders shall not, directly or indirectly: (i) own or have any interest in, or act as an employee, agent, representative or consultant of, or assist in any way, any corporation, partnership, firm or business enterprise which does business in the United States or Canada and which is in direct or indirect competition with Buyers' ice hockey equipment businesses; (ii) divert or attempt to divert customers of Buyers' ice hockey equipment businesses; or (iii) entice or induce or in any manner influence Jon Hodgins, Brad Jansen, Reid Brownell or Michel Ferland to leave the employment of Buyers or any of their affiliates for the purpose of engaging in a business which is owned or controlled, directly or indirectly, by Sellers or Stockholders or which is in competition with Buyers' ice hockey equipment businesses.

          6.6 REMEDY AT LAW INADEQUATE. Sellers and Stockholders hereby acknowledge and agree that Buyers' remedy at law for any breach by any of them of the provisions of SECTIONS 6.4 and 6.5 hereof will be inadequate, and that Buyers, their successors and assigns shall be entitled to injunctive or other equitable relief in addition to any other remedy they may have for a breach of such provisions. If a final judicial determination is made that any provision of SECTIONS 6.4 AND 6.5 hereof constitutes an unreasonable or otherwise unenforceable restriction against either Seller or Stockholders, such provision shall be void only to the extent that such judicial determination finds such provision to be unreasonable or otherwise unenforceable.

          6.7 NON-TRANSFERRED CONTRACTS. Notwithstanding anything to the contrary in this Agreement, Sellers shall not assign or transfer any interest in any Contract, and Buyers shall not assume any liability, obligation or commitment arising thereunder or resulting therefrom, if an assignment or transfer or an attempt to make an assignment or transfer of such Contract without the consent of a third party would constitute a breach or violation thereof or a violation of law, or affect adversely the rights of Buyers or Sellers thereunder, until such consent has been obtained. If any consent necessary to effect the transfer and assignment of any Contract is not obtained on or prior to the Closing, each of the parties will, for a period of one year following the Closing Date, (i) use its reasonable efforts and take such reasonable actions and cooperate with the others as may be necessary to effect the transfer and assignment by the appropriate Seller to the appropriate Buyer of the Contract, and (ii) cooperate with each other in any lawful and reasonable arrangement to provide that the appropriate Buyer shall receive the benefits

23063 v7
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

under any Contract not assigned and transferred at the Closing by reason of the failure to obtain such consent (a "NON-TRANSFERRED CONTRACT"), including, if necessary, at the request and expense of the appropriate Buyer, enforcing performance by any third party of its obligations in respect of such Non-Transferred Contract. If the consent is received from the third party within one year following the Closing Date, then such Non-Transferred Contract shall immediately be assigned by the appropriate Seller to the appropriate Buyer.

          6.8 SELLERS' RIGHT TO SELL REMAINING ASSETS. Buyers hereby waive all claims against Sellers for infringement of any intellectual property right resulting from any sale by Sellers of any assets owned by Sellers immediately before the Closing and not sold to Buyers pursuant to this Agreement.

          6.9 BUYERS' PERFORMANCE OF ASSUMED LIABILITIES. After the Closing, Buyers shall pay and otherwise perform all of the Assumed Liabilities in accordance with their terms, except for those Assumed Liabilities for which the failure to pay or otherwise perform is excused by law.

          6.10 ACCESS TO BOOKS, RECORDS AND DOCUMENTS. After the Closing, Sellers and Stockholders, upon reasonable notice and during normal business hours, shall have the right to inspect and copy the books, records and other documents (including designs, catalogues, product descriptions, business records and transactional documents) purchased by Buyers pursuant to this Agreement for the purposes of preparing tax returns and defending any third party claim. Buyers shall use reasonable efforts to preserve all books, records and documents purchased from Sellers and, prior to the destruction or disposal thereof, offer the books, records and documents to Sellers, giving Sellers a reasonable time to take possession thereof. If Sellers do not take possession thereof within a reasonable time, Buyers may destroy or dispose of such books, records and documents.

                                   ARTICLE VII

                                TITLE AND SURVEYS

          7.1 TITLE OPINION. Rawlings Canada shall obtain an opinion of title from a notary acceptable to it in its discretion, with respect to the condition of title to the Daveluyville Property, which opinion shall later be updated to the Closing Date (said opinion, as updated, is herein the "TITLE OPINION"). The Title Opinion shall be in form and substance reasonably satisfactory to Rawlings Canada and shall show, INTER ALIA, that title to the Daveluyville Property is held by Davtec, free from all Encumbrances other than (i) the Permitted Encumbrances and (ii) those Encumbrances in respect of which Rawlings Canada has, on the Closing Date, received discharges or undertakings to discharge (in form satisfactory to it) executed by the creditors thereof. The parties agree that all documents executed in connection with the Closing shall be held in escrow and the Davtec Closing Consideration shall be paid in trust to Rawlings' counsel until the notary or other legal counsel providing the Title Opinion confirms, by updated Title Opinion, that title to the Daveluyville Property has been transferred and the deed of sale effecting such transfer has been registered in all appropriate land registries without adverse or conflicting entries from those set forth in the Title Opinion. No title searches or opinions rendered, nor the failure of Rawlings Canada to send any notice to Davtec of any

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defect,  shall have the  effect of  waiving,  limiting,  reducing  or  otherwise affecting, in any manner whatsoever, any of Sellers' representations or warranties given or made hereunder or in connection herewith.

          7.2 SURVEY. At least two (2) days prior to Closing, Davtec shall furnish to Rawlings Canada:

               (a) an up-to-date surveyor's plan and technical description of the Daveluyville Property. Any such survey shall show the Daveluyville Property and its current condition, stating that it is in conformity with all applicable laws and regulations, that there are no physical encumbrances onto the Daveluyville Property or from the Daveluyville Property or any illegal views onto or from the Daveluyville Property and that the Daveluyville Property is not charged with any servitudes. The survey shall show the boundaries of the Daveluyville Property, separate legal descriptions and boundaries for the tracts and the location of all streets, highways, alleys and public ways crossing or abutting said Daveluyville Property, all servitudes, all building lines and all buildings and structures as are situated thereon as of said date;

               (b) all design, engineering or construction drawings concerning the Daveluyville Property that Sellers have in their possession;

               (c) all title documents such as deeds of purchase with all title searches and opinions or other information relating to title to the Daveluyville Property that Sellers have in their possession; and

               (d) copies of all realty tax statements covering the Daveluyville Property for the current year and the three (3) prior years.

                                  ARTICLE VIII

                          BUYERS' CONDITIONS TO CLOSING

          The obligations of Buyers to consummate the transactions contemplated by this Agreement shall be subject to each of the following express conditions precedent:

          8.1 CONTINUED TRUTH OF WARRANTIES. The representations and warranties of the Sellers herein contained shall be true in all respects as of the Closing with the same force and effect as though made as of the Closing, except for any variations permitted by this Agreement.

          8.2 PERFORMANCE OF COVENANTS. Sellers shall have performed, in all respects, all covenants and obligations and complied with all conditions required by this Agreement to be performed or complied with by it on or prior to the Closing.

          8.3 DAMAGES BY CASUALTY OR OTHERWISE. The Assets and the financial condition, operations, properties, earnings and prospects of the Business shall not have been adversely affected on or prior to the Closing in any way as a result of any material accident or other casualty (whether or not covered by insurance), any labor disturbance, or any Act of God or the public enemy, occurring after the date hereof.

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

          8.4 NO ADVERSE CHANGE. There shall have been no material adverse change in the condition (financial or otherwise), operations, properties, earnings, or prospects of the Business since December 31, 1996.

          8.5 PERMITS. Any and all permits, consents, orders, approvals, licenses and clearances from any Person appropriate to the lawful consummation of the transactions contemplated hereby and the use by Buyers of the Assets in substantially the same manner as currently used by Sellers, including the consents of The First National Bank of Chicago and the lessors under the Leases, shall have been obtained in form and substance satisfactory to Buyers.

          8.6 LITIGATION. No suit, action, investigation, inquiry or proceeding shall be pending or, to the best of Sellers' and Stockholders' knowledge, threatened which (i) might result in any material adverse change in the condition (financial or otherwise), operations, properties, earnings or prospects of the Business, or (ii) questions the validity of any action taken or to be taken by Sellers or Stockholders in connection with the provisions of this Agreement.

          8.7 SECURITY INTERESTS RELEASED. The Assets shall not be subject to any mortgage, pledge, lien, security interest, claim, charge, encumbrance or other adverse interest of any kind other than the Permitted Encumbrances.

          8.8 TITLE TO NAMES. USA Skate shall have good and marketable title to the trademarks "Victoriaville," "Vic" and "McMartin," and Buyers shall have received from Warren Amendola an affidavit, reasonably satisfactory to Buyers, regarding first use of the trademarks "Vic" and "Victoriaville."

          8.9 INSIDER LOANS. Buyers shall have received evidence satisfactory, to Buyers, full satisfaction of USA Skate's loans to Cortina, Scott Martin and Kevin Marsh.

          8.10 NO LEGAL HYPOTHECS. All delays to register legal hypothecs against the Daveluyville Property arising out of construction or renovation shall have expired prior to the Closing Date and on the Closing Date no such legal hypothecs shall have been registered or remain unradiated.

          8.11 RELEASE OF PAYABLES OWING TO STOCKHOLDERS. Stockholders and their affiliates shall have released Sellers in full from all trade payables owing by Sellers to Stockholders or their affiliates.

          8.12 TRANSFER OF ASSETS TO DAVTEC. 811300 Ontario Inc. shall have transferred to Davtec, pursuant to such documents of transfer as shall be satisfactory to Buyers, all of its right, title and interest in and to (i) the name "McMartin Hockey Protection" and (ii) the Indenture, dated November 16, 1994, between it and Cinnamon Investments Ltd. All other assets and properties

23063 v7
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

owned by any Stockholder or Guarantor and used in the Business shall have been transferred to Davtec or USA Skate, pursuant to such documents of transfer as shall be satisfactory to Buyers.

          8.13 ANJOU SUBLEASE. Davtec shall have subleased its facility in Anjou, Quebec to Rawlings Canada pursuant to a sublease containing such terms and in such form as shall be satisfactory to Buyers.

          8.14 DUE DILIGENCE INVESTIGATION. The results of Buyers' due diligence investigation, including the results of its Phase I environmental audits of the Facilities, shall be reasonably satisfactory to Buyers in their sole discretion.

          8.15 TAX CLEARANCE CERTIFICATES. USA Skate shall have delivered to Buyers tax clearance letters from the States of New York and South Carolina (the "TAX CLEARANCE CERTIFICATES") stating that no taxes, penalties or interest are due from USA Skate.

          8.16 SECTION 116 AFFIDAVIT. Davtec shall have delivered to Buyers an affidavit attesting that Davtec is not a non-resident of Canada within the meaning of Section 116 of the Income Tax Act (Canada) (the "SECTION 116 CERTIFICATE").

          8.17 KEY EMPLOYEES. Rawlings shall have entered into employment arrangements with Jon Hodgins, Brad Jansen, Reid Brownell and Michel Ferland satisfactory to Rawlings.

          8.18 ESTOPPEL CERTIFICATES. Buyers shall have obtained an estoppel certificate from each lessor of each Lease in form and substance satisfactory to Buyers.

          8.19 CANADIAN TITLE REQUIREMENTS. Buyers shall have obtained (i) the survey in the form and within the time contemplated by SECTION 7.2 hereof, and
(ii) the Title Opinion in form and substance satisfactory to Buyers, and (iii) the discharges and undertakings to discharge contemplated by SECTION 7.2 hereof.

          8.20 ESCROW AGREEMENT. Sellers and the Escrow Agent shall have duly executed and delivered the Escrow Agreement.

          8.21 LOCK BOX AGREEMENT. Buyers, Sellers and all of Sellers' lenders who require or maintain a lock box for the benefit of Sellers shall have entered into an agreement, satisfactory to Buyers, providing for the prompt payment by such lenders to Buyers of all Accounts Receivable collected by the lock boxes.

          8.22 LEGAL OPINION. Buyer shall have received the favorable legal opinion of Ross & Hardies, counsel for Sellers and Stockholders, dated as of the Closing Date and in the form of EXHIBIT B attached hereto (the "SELLERS' OPINION").

          8.23 GUARANTY. Guarantors shall have duly executed and delivered a Guaranty in the form of EXHIBIT C attached hereto (the "GUARANTY").

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

          8.24 CERTIFICATE. Unless Sellers shall have executed and delivered to Buyers a certificate dated the Closing, certifying that one or more of the conditions set forth in SECTIONS 8.1 THROUGH 8.12 of this Agreement has not been fulfilled, the Closing shall constitute the joint and several representation and warranty by Sellers and Stockholders that each of such conditions has been fulfilled or satisfied.

          Any of the foregoing conditions may be waived, in writing, in whole or in part, by Buyers.

                                   ARTICLE IX
                SELLERS' AND STOCKHOLDERS' CONDITIONS TO CLOSING

          The  obligation  of  Sellers  and   Stockholders   to  consummate  the
transactions contemplated by this Agreement shall be subject to the following express conditions precedent:

          9.1 CONTINUED TRUTH OF WARRANTIES. The representations and warranties of Buyers herein contained shall be true in all respects as of the Closing with the same force and effect as though made as of the Closing, except for any variations permitted by this Agreement.

          9.2 PERFORMANCE OF COVENANTS. Buyers shall have performed, in all respects, all covenants and obligations and complied with all conditions required by this Agreement to be performed or complied with by them on or prior to the Closing.

          9.3 PERMITS. Any and all permits, consents, orders, approvals, licenses and clearances from any Person appropriate to the lawful consummation of the transactions contemplated hereby shall have been obtained in form and substance satisfactory to Sellers and Stockholders.

          9.4 LITIGATION. No suit, action, investigation, inquiry or proceeding shall be pending or, to the best of Buyers' knowledge, threatened which questions the validity of any action taken or to be taken by Buyers in connection with the provisions of this Agreement.

          9.5 ESCROW AGREEMENT. Buyers and the Escrow Agent named therein shall have duly executed and delivered the Escrow Agreement.

          9.6 LEGAL OPINION. Sellers shall have received the favorable legal opinion of Stinson, Mag & Fizzell, P.C., counsel for Buyers, dated as of the Closing Date and in the form of EXHIBIT D attached hereto (the "BUYERS' OPINION").

          9.7 TERMINATION OF HODGINS EMPLOYMENT AGREEMENT. The Employment Agreement, dated September 6, 1996, between Jon Hodgins and USA Skate shall have been terminated upon such terms as shall be satisfactory to Sellers and Stockholders.

          9.8 CERTIFICATE. Unless the Buyers shall have executed and delivered to Sellers a certificate dated the Closing, certifying that one or more of the conditions set forth in SECTIONS 9.1 THROUGH 9.4 hereto has not been fulfilled, the Closing shall constitute a representation and warranty by Buyers that each of such conditions has been fulfilled or satisfied.

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          Any of the foregoing conditions may be waived, in whole or in part, by
Sellers and Stockholders.

                                    ARTICLE X

             ACTIONS TO BE TAKEN AT CLOSING; POST-CLOSING COVENANTS

          10.1 ACTIONS TO BE TAKEN AT CLOSING BY SELLERS AND STOCKHOLDERS.

               (a) At Closing, each Seller and each Stockholder shall:

                    (i) Deliver to Buyers a good standing certificate or its equivalent issued by its jurisdiction of incorporation, dated not less than ten business days immediately preceding the Closing.

                    (ii) Deliver to Buyers copies of the following documents, certified as to accuracy and completeness as of the Closing by its Secretary or Assistant Secretary:

                         (A) Its Articles or Certificate of Incorporation or other constating document and all amendments thereto;

                         (B) Its By-Laws and all amendments thereto;

                         (C) The resolutions of its Board of Directors and, in the case of USA Skate and Davtec, stockholders authorizing the execution and delivery of this Agreement and the consummation of the transactions contemplated herein.

                    (iii) Deliver to Buyers a certificate of its Secretary or Assistant Secretary, dated as of the Closing, (i) setting forth the identity of its directors and officers and the offices held by such officers, and (ii) certifying the genuineness of the signatures of its officers executing this Agreement and all instruments and certificates delivered on its behalf to Buyers pursuant hereto.

                    (iv) Deliver to Buyers the duly executed Escrow Agreement.

                    (v) Cause to be delivered to Buyers the Sellers' Opinion.

               (b) At Closing:

23063 v7

                    (i) USA Skate shall deliver to Rawlings a Bill of Sale and Assignment in the form of EXHIBIT E attached hereto and such other documents and instruments of sale, assignment, conveyance and transfer as Rawlings or its counsel may deem appropriate to sell, assign, convey and transfer to, and to vest, perfect and confirm in Rawlings all right, title and interest of USA Skate in and to the USA Skate Assets.

                    (ii) Davtec shall deliver to Rawlings Canada a Bill of Sale and Assignment in the form of EXHIBIT E attached hereto and such other documents and instruments of sale, assignment, conveyance and transfer as Rawlings Canada or its counsel may deem appropriate to sell, assign, convey and transfer to, and to vest, perfect and confirm in Rawlings Canada all right, title and interest of Davtec in and to the Davtec Assets.

                    (iii) Davtec shall deliver to Rawlings such documents and instruments of sale, assignment, conveyance and transfer, as Rawlings or its counsel may deem appropriate to sell, assign, convey and transfer to, and to vest, perfect and confirm in Rawlings all right, title and interest of Davtec in and to the Davtec Intellectual Property.

                    (iv) USA Skate shall deliver to Buyers the Tax Clearance Certificates.

                    (v)  Davtec   shall   deliver  to  Buyers  the  SECTION  116
     Certificate.

                    (vi) Davtec shall deliver the Title Opinion.

                    (vii) Davtec shall deliver to Rawlings Canada a Deed of Transfer in respect of the Daveluyville Property in the form of EXHIBIT F attached hereto.

                    (viii) The Guarantors shall deliver the Guaranty.

          10.2 ACTIONS TO BE TAKEN AT CLOSING BY BUYERS.

               (a) At the Closing, each Buyer shall:

                    (i) Deliver to Sellers and Stockholders a good standing certificate or its equivalent issued by its jurisdiction of incorporation, dated not less than ten business days immediately preceding the Closing.

                    (ii) Deliver to Sellers and Stockholders copies of the following documents, certified as to accuracy and completeness as of the Closing by its Secretary or Assistant Secretary:

23063 v7

                         (A) Its Certificate or Articles of Incorporation or other constating document and all amendments thereto;

                         (B) Its By-Laws and all amendments thereto;

                         (C)  The   resolutions   of  its  Board  of   Directors
     authorizing   the  execution  and  delivery  of  this   Agreement  and  the
     consummation of the transactions contemplated herein.

                    (iii) Deliver to Sellers a certificate of its Secretary or Assistant Secretary, dated as of the Closing (i) setting forth the identity of its directors and officers, and the offices held by such officers, and
     (ii) certifying the genuineness of the signatures of its officers executing this Agreement and all instruments and certificates delivered on its behalf to Sellers or Stockholders pursuant hereto.

                    (iv) Cause to be delivered to Sellers and Stockholders the Buyers' Opinion.

               (b) At Closing,

                    (i) Rawlings shall pay the USA Skate Closing Consideration and the Davtec Intellectual Property Purchase Price in accordance with
     ARTICLE III.

                    (ii)   Rawlings   Canada   shall  pay  the  Davtec   Closing
     Consideration in accordance with ARTICLE III.

                    (iii) Rawlings and Rawlings Canada shall deliver to Sellers and Stockholders the duly executed Escrow Agreement.

                    (iv) Rawlings shall deliver to USA Skate an Assumption Agreement in the form of EXHIBIT G attached hereto, pursuant to which Rawlings will assume the USA Skate Accounts Payable and the USA Skate Accrued Liabilities.

                    (v) Rawlings Canada shall deliver to Davtec an Assumption Agreement in the form of EXHIBIT G attached hereto, pursuant to which Rawlings Canada will assume the Davtec Accounts Payable and the Davtec Accrued Liabilities.

          10.3 POST-CLOSING COOPERATION. The parties shall, on request, at or after the Closing, cooperate with one another by furnishing any additional information and executing and delivering any additional documents as may be reasonably requested by any party hereto (or their respective counsel) to further perfect or evidence the consummation of, or otherwise implement, any transaction contemplated by this Agreement.

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                                       42

                                   ARTICLE XI

                                 INDEMNIFICATION

          11.1 INDEMNIFICATION.

               (a) INDEMNITY BY SELLERS AND STOCKHOLDERS. In addition to all other indemnification obligations of Sellers or Stockholders set forth in this Agreement, Sellers and Stockholders jointly and severally shall indemnify, defend and hold harmless Buyers from and against:

                    (i) any and all losses, liabilities, costs, expenses or damages (including judgments and settlement payments) incident to, arising in connection with or resulting from any misrepresentation, breach, non-performance or inaccuracy of any representation, indemnity, warranty, covenant or agreement by Sellers or Stockholders made or contained in this Agreement or in any Exhibit, Schedule, certificate or document executed and delivered by or on behalf of Sellers or Stockholders pursuant to or in connection with this Agreement or the transactions contemplated herein;

                    (ii) all deficiencies, underpayments of tax, penalties, additions to tax, interest payments, payments of any taxes including, without limitation, income, employment, payroll, F.I.C.A., F.U.T.A., sales, use, goods and services, trust fund taxes and tax payments to be withheld, and any and all other costs and expenses relative to examinations, proposed or final adjustments arising from such examinations and any assessments relating thereto, contests, claims, suits or proceedings respecting the determination of loss, liability or damage resulting from deficiencies in United States or Canadian federal, state, provincial or local taxes, with respect to (A) the Assets, for any period ended on or prior to the Closing, or (B) Sellers or Stockholders;

                    (iii) any and all losses, liabilities, costs, expenses or damages (including judgments and settlement payments) incident to, arising in connection with or resulting from (A) the termination of any employee of Sellers, including but not limited to any obligation or liability arising under the Consolidated Omnibus Budget Reconciliation Act of 1985, or (B) any qualified or nonqualified pension, profit-sharing or other employee benefit plan of Sellers, including but not limited to any accumulated funding deficiency within the meaning of Section 302 of the Employee Retirement Income Security Act of 1974, any liability to the Pension
     Benefit Guaranty Corporation, or any liability resulting from the termination of such benefit plans;

23063 v7

                    (iv) to the extent not  described  in  clauses  (i)  through
     (iii) above, any liability or obligation not included in the Accounts Payable or the Accrued Liabilities;


                    (v) any and all losses, liabilities, costs, expenses or damages (including judgments and settlement payments) incident to, arising in connection with or resulting from the litigation set forth on SCHEDULE 4.14; and

                    (vi) any and all costs, expenses and other damages incurred by Buyers in claiming, contesting or remedying any misrepresentation, breach, non-performance, inaccuracy or other matter described in clauses
     (i) through (iv) above or any other indemnification obligation of Sellers or the Stockholders set forth in this Agreement, including, by way of illustration and not limitation, all legal and accounting fees, other professional expenses and all filing fees, and collection costs incident thereto and all such fees, costs and expenses incurred in defending claims which, if successfully prosecuted, would have been indemnifiable hereunder.

               (b) INDEMNITY BY BUYERS. In addition to all other indemnification obligations of Buyers set forth in this Agreement, Buyers jointly and severally shall indemnify, defend and hold Sellers and Stockholders harmless from and against:

                    (i) any and all losses, liabilities, costs, expenses or damages (including judgments and settlement payments) incident to, arising in connection with or resulting from any misrepresentation, breach, non-performance or inaccuracy of any representation, indemnity, warranty, or any covenant or agreement by Buyers made or contained in this Agreement or in any Exhibit, Schedule, certificate or document executed and delivered by or on behalf of Buyers pursuant to or in connection with this Agreement or the transactions contemplated herein; and

                    (ii) any and all costs,  expenses and other damages incurred by Sellers or Stockholders in claiming, contesting or remedying any misrepresentation, breach, non-performance, inaccuracy or other matter described in clause (i) above or any other indemnification obligation of Buyers set forth in this Agreement, including, by way of illustration and not limitation, all legal and accounting fees, other professional expenses and all filing fees, and collection costs incident thereto and all such fees, costs and expenses incurred in defending claims which, if successfully prosecuted would have been indemnifiable hereunder.

               (c) DAMAGES. Any and all of the items for which Buyers or Sellers may be entitled to indemnity pursuant to this Agreement, including but not limited to subsections (a) or (b) of this SECTION 11.1, hereinafter are called "DAMAGES".

23063 v7

               (d) LIMITATIONS ON OBLIGATION TO INDEMNIFY.

                    (i) TIME PERIOD. No party to this Agreement shall have any claim for indemnification pursuant to SECTIONS 11.1(a)(i) OR 11.1(b)(i) unless such party submits its Initial Claim Notice (as hereinafter defined) for such claim within the applicable survival period specified in SECTIONS
     4.28 or 5.6.

                    (ii) AMOUNT OF INDEMNIFIED DAMAGES. The maximum aggregate amount which Buyers shall be entitled to receive as indemnity for Damages described in SECTION 11.1(a)(i) (the "SELLERS' CAPPED DAMAGES"), shall be the sum of the USA Skate Purchase Price and the Davtec Purchase Price (the "Indemnity Cap"); provided, however, that Cal Pro shall not be obligated to indemnify Buyers for Sellers' Capped Damages in excess of 62% of the
     Indemnity Cap. Except for Damages resulting from a breach of the representations and warranties set forth in SECTIONS 4.1, 4.2, 4.6, 4.26,
     4.27 AND 4.28, Buyers shall not be entitled to receive any indemnity for the Damages described in SECTION 11.1(a) unless and to the extent the aggregate amount of such Damages exceeds $50,000. The maximum aggregate amount which Sellers and Stockholders shall be entitled to receive as indemnity for Damages described in SECTION 11.1(b)(i) (the "BUYERS' CAPPED DAMAGES"), shall be the Indemnity Cap. Except for Damages resulting from a breach of the representations and warranties set forth in SECTIONS 5.1, 5.2 AND 5.4, Sellers and Stockholders shall not be entitled to receive any indemnity for the Damages described in SECTION 11.1(b)(i), unless and to the extent the aggregate amount of such Damages exceeds $50,000.


                    (iii) INDEMNITY LIMITATIONS. Anything to the contrary in this Agreement notwithstanding, Buyers shall not be entitled to indemnification for any costs, claims and expenses for which indemnification is available hereunder:

                         (A) To the extent it arises out of an action by a Buyer in bad faith or the failure of a Buyer or its successors or assigns to exercise its or their duty to mitigate damages;

                         (B) For breach of any representation or warranty only, if the fact, event or circumstances giving rise to the breach or claim or otherwise relevant thereto is reasonably disclosed in this Agreement
     (including the Schedules and Exhibits hereto) or in the Financial Statements or is otherwise within the actual knowledge of a Buyer on the date hereof;

                         (C) To the extent a Buyer is entitled to and actually receives indemnity for any loss or damage suffered by it arising out of the breach or claim under the terms of any insurance policy then in force; or

                         (D) Which would not have arisen but for (or to the extent the same is increased by reason of) a breach by a Buyer, or its successors or assigns, of its or their obligations under this Agreement.

23063 v7

Buyers agree that, absent fraud on the part of Sellers or Stockholders, indemnification pursuant to this Article XI shall be their sole and exclusive monetary remedy for any claim by Buyers against Sellers or Stockholders alleging any breach by Sellers or Stockholders of their obligations, representations, warranties and/or agreements set forth in, or contemplated by, this Agreement or any document or instrument delivered pursuant to this Agreement, and no party hereto shall be entitled to duplicate monetary damages for the same occurrence.

          11.2 NOTICE OF, AND PROCEDURES FOR, COLLECTING INDEMNIFICATION.

               (a) INITIAL CLAIM NOTICE. When a party becomes aware of a situation which may result in Damages for which it would be entitled to be indemnified hereunder, such party (the "INDEMNITEE") shall submit a written notice (the "INITIAL CLAIM NOTICE") to the other party (the "INDEMNITOR") to such effect with reasonable promptness after it first becomes aware of such matter and shall furnish the Indemnitor with such information as it has available demonstrating its right or possible right to receive indemnity. If the potential claim is predicated on the filing by a third party of any action at law or in equity (a "THIRD PARTY CLAIM"), the Indemnitee shall provide the Indemnitor with an Initial Claim Notice not later than ten (10) days prior to the date on which a responsive pleading must be filed, and shall also furnish a copy of such claim (if made in writing) and of all documents received from the third party in support of such claim. Every Initial Claim Notice shall, if feasible, contain a reasonable estimate by the Indemnitee of the losses, costs, liabilities and expenses (including, but not limited to, costs and expenses of litigation and attorneys' fees) which the Indemnitee may incur. In addition, each Initial Claim Notice shall name, when known, the Person or Persons making the assertions which are the basis for such claim. Failure by the Indemnitee to deliver an Initial Claim Notice or an update thereof in a timely manner shall not relieve the Indemnitor of any of its obligations under this Agreement except to the extent that actual monetary prejudice to the Indemnitor can be demonstrated.

               (b) RIGHTS OF  INDEMNITOR.  If, prior to the expiration of thirty
(30) days from the mailing of an Initial Claim Notice (the "CLAIM ANSWER PERIOD"), the Indemnitor shall request in writing that such claim not be paid, the same shall not be paid, and the Indemnitor shall settle, compromise or litigate in good faith such claim, and employ attorneys of its choice to do so; provided, however, that Indemnitee shall not be required to refrain from paying any claim which has matured by court judgment or decree, unless appeal is taken therefrom and proper appeal bond posted by the Indemnitor, nor shall it be required to refrain from paying any claim where such action would result in the foreclosure of a lien upon any of its assets or a default in a lease or other contract except a lease or other contract which is the subject of the dispute. If the Indemnitor elects to settle, compromise or litigate such claim, all reasonable expenses, including but not limited to all amounts paid in settlement or to satisfy judgments or awards and reasonable attorney's fees and costs, incurred by the Indemnitor in settling, compromising or litigating such claim shall be secured to the reasonable satisfaction of Indemnitee. Indemnitee shall cooperate fully to make available to the Indemnitor and its attorneys, representatives and agents, all pertinent information under its control. Indemnitee shall have the right to elect to settle or compromise all other contested claims with respect to which the Indemnitor has not, within the Claim Answer Period, acknowledged in writing (i) liability therefor (should such claim ultimately be resolved against Indemnitee), and (ii) its election to assume full responsibility for the settlement, compromise, litigation and payment of such claim. Indemnitor shall not settle or compromise any claim for damages or remedies other than money damages without the prior written consent of Indemnitee.

23063 v7

               (c) FINAL CLAIMS STATEMENT. At such time as Damages for which the Indemnitor is liable hereunder are incurred by Indemnitee by actual payment thereof or by entry of a final judgment, Indemnitee shall forward a Final Claims Statement to the Indemnitor setting forth the amount of such Damages in reasonable detail on an itemized basis. Indemnitee shall supplement the Final Claims Statement with such supporting proof of loss (e.g. vouchers, canceled checks, accounting summaries, judgments, settlement agreements, etc.) as the Indemnitor may reasonably request in writing within thirty (30) days after receipt of a Final Claims Statement. All amounts reflected on Final Claims Statements shall be paid promptly by Indemnitor to Indemnitee.

                                   ARTICLE XII

                                  MISCELLANEOUS

          12.1 NOTICES. Any notice or other communication required or permitted hereunder (including, by way of illustration and not limitation, any notice permitted or required under ARTICLE XI hereof) to Buyers, Sellers or Stockholders shall be effective only if it is in writing and (i) delivered in person, (ii) sent by registered or certified mail, return receipt requested, postage prepaid, (iii) sent by a nationally recognized overnight delivery service, with delivery confirmed, or (iv) sent by facsimile, with receipt confirmed, addressed as follows:

         In the case of Buyers:

                  Rawlings Sporting Goods Company, Inc.
                  1859 Intertech Drive
                  Fenton, Missouri  63026
                  Attn:    Paul E. Martin
                  Fax:     (314) 349-3598

         and

                  Stinson, Mag & Fizzell, P.C.
                  100 South Fourth Street
                  St. Louis, Missouri  63102
                  Attn:    John W. Finger, Esq.
                  Fax:     (314) 259-4599



23063 v7

         In the case of the Sellers and the Stockholders:

                  California Pro Sports, Inc.
                  1221-B South Batesville Road
                  Greer, South Carolina 29650
                  Attn:    Barry Hollander
                  Fax:     (864) 848-5167

         and

                  Ross & Hardies
                  150 North Michigan Avenue
                  Chicago, IL 60601-7567
                  Attn:    C. Frederick LeBaron, Jr., Esq.
                  Fax:     (312) 750-8600

or such substituted address as any party shall have given notice to the other parties hereto in writing. Any such notice or communication shall be deemed to have been given (i) as of the date when delivered in person, (ii) three days after when so deposited in the mail properly addressed, (iii) the next day when delivered during business hours to such overnight delivery service properly addressed, or (iv) when receipt of a facsimile is confirmed, unless (in each case) the sending party has actual knowledge that such notice was not received by the intended recipient.

          12.2 AMENDMENT. This Agreement may be amended or modified in whole or in part by an agreement in writing executed in the same manner as this Agreement and making specific reference thereto.

          12.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one and the same instrument.

          12.4 BINDING ON SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the parties hereto and their successors and assigns and shall be assignable only with the prior written consent of the other parties hereto.

          12.5 SEVERABILITY. In the event that any one or more of the provisions contained in this Agreement or any application thereof shall be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions of this Agreement and any other application thereof shall not in any way be affected or impaired thereby; provided, however, that to the extent permitted by applicable law, any invalid, illegal, or unenforceable provision may be considered for the purpose of determining the intent of the parties in connection with the other provisions of this Agreement.

          12.6 WAIVERS. The parties may, by written agreement, (i) extend the time for the performance of any of the obligations or other acts of the parties hereof, (ii) waive any inaccuracies in the representations and warranties

23063 v7
contained in this Agreement or in any document delivered pursuant to this Agreement, (iii) waive compliance with or modify any of the covenants or conditions contained in this Agreement and (iv) waive or modify performance of any of the obligations of any of the parties hereto; provided, that neither such an extension or waiver nor any failure to insist upon strict compliance with any obligation, covenant, agreement or condition herein shall operate as a waiver of, or an estoppel with respect to, any subsequent insistence upon strict compliance.

          12.7 PUBLICITY. Except as may be required by law, no party hereto shall issue any press release or make any public statement regarding the transactions contemplated by this Agreement or otherwise disclose any of the terms and conditions of the transactions contemplated by this Agreement without the prior written consent of the other parties.

          12.8 HEADINGS. The headings in the SECTIONS of this Agreement are inserted for convenience only and in no way alter, amend, modify, limit or restrict the contractual obligations of the parties.

          12.9 EXPENSES.

               (a) Sellers and Stockholders shall be responsible for and pay all of the liabilities, obligations, costs, expenses and fees (including, without limitation, any and all legal, accounting and other professional fees and expenses) incurred by them in connection with the negotiation, execution or performance of this Agreement, and shall jointly and severally indemnify and hold Buyers harmless from and against all such liabilities, obligations, costs, expenses and fees.

               (b)  Buyers  shall  be  responsible   for  and  pay  all  of  the
liabilities, obligations, costs, expenses and fees (including, without limitation, any and all legal, accounting and other professional fees and expenses) incurred by Buyers in connection with the negotiation, execution or performance of this Agreement, and shall jointly and severally indemnify and hold Sellers and Stockholders harmless from and against all such liabilities, obligations, costs, expenses and fees.

          12.10 SELLERS SOLIDARILY LIABLE. Each of the Sellers hereby covenant and agree that, for purposes of the law of the Province of Quebec, each of them is solidarily liable with the other for all obligations and liabilities of any of them under this Agreement and the agreements contemplated hereby, each of them hereby waiving the benefits of division of discussion.

          12.11 ENTIRE AGREEMENT; Law Governing. All prior negotiations and agreements between the parties hereto are superseded by this Agreement, and there are no representations, warranties, understandings or agreements other than those expressly set forth herein or in an Exhibit, Schedule, certificate, agreement or other instrument delivered pursuant hereto, except as may be modified in writing concurrently herewith or subsequent hereto. This Agreement shall be governed and construed and interpreted according to the laws of the State of Missouri.


23063 v7

                                   LES EQUIPEMENTS SPORTIFS DAVTEC INC.


                                   By /S/ BARRY HOLLANDER
                                     -------------------------------------------
                                   Name: Barry Hollander
                                        ----------------------------------------
                                   Title: Authorized Officer
                                         ---------------------------------------


                                   USA SKATE CO., INC.


                                   By /S/ BARRY HOLLANDER
                                     -------------------------------------------
                                   Name: Barry Hollander
                                        ----------------------------------------
                                   Title: Chief Financial Officer
                                         ---------------------------------------


                                   USA SKATE CORPORATION


                                   By /S/ BARRY HOLLANDER
                                     -------------------------------------------
                                   Name: Barry Hollander
                                        ----------------------------------------
                                   Title: Chief Financial Officer
                                         ---------------------------------------


                                   CALIFORNIA PRO SPORTS, INC.


                                   By /S/ BARRY HOLLANDER
                                     -------------------------------------------
                                   Name: Barry Hollander
                                        ----------------------------------------
                                   Title: Chief Financial Officer
                                         ---------------------------------------


                                   RAWLINGS CANADA INC.


                                   By /S/ PAUL MARTIN
                                     -------------------------------------------
                                   Name: Paul Martin
                                        ----------------------------------------
                                   Title: Chief Financial Officer
                                         ---------------------------------------

23063 v7

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

                                   RAWLINGS SPORTING GOODS COMPANY, INC.


                                   By /S/ PAUL MARTIN
                                     -------------------------------------------
                                   Name: Paul Martin
                                        ----------------------------------------
                                   Title: Chief Financial Officer
                                         ---------------------------------------


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